UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414)-765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2019

Date of reporting period: August 31, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2018

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Long/Short Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Snow Capital Focused Value Fund

Class A Shares (SFOAX)

Institutional Class Shares (SFOIX)

Snow Capital Equity Income Fund

Class A Shares (SDPAX)

Institutional Class Shares (SDPIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Fellow Shareholder:

We are pleased to provide this 2018 mid-year update from the Snow Capital Funds. At Snow Capital Management L.P., we are active, contrarian value fundamental investors. While equity valuations are generally at the higher end of their historical averages, we continue to find attractive investment opportunities. As of August 31, 2018, our portfolios sell at a 20% to 40% discount to their benchmarks on several valuation measures including price-to-earnings and cash flow while also offering superior growth in forecasted earnings.

The S&P 500 Index returned 8.0% for the six-month period ended August 31, 2018 bolstered by positive economic news and corporate tax reform. U.S. GDP continues to grow at a moderate pace powered by consumer spending, exports and business investment.

Growth continues to outperform Value, with the Russell 3000 Growth Index outperforming the Russell 3000 Value Index by 650 basis points during the six months ended August 31, 2018. During the same period, small cap equities in the Russell 2000 Index outperformed large cap equities in the Russell 1000 Index by 750 basis points.

The dollar’s strength along with weakness in overseas markets were exacerbated by rising rhetoric on trade and tariffs. With the newly implemented U.S. tariffs on imported goods and increasing U.S. short-term interest rates, several emerging market countries suffered severe currency stress along with stock market weakness.

Healthy economic growth, fiscal stimulus and strong employment are supporting elevated equity market valuations. Market winds may shift in response to rising interest rates, normalized inflation and upcoming U.S. elections. We believe that transitions in the market can generate significant opportunity for Snow Capital’s contrarian value approach and we remain focused on generating attractive risk-adjusted returns for our clients over the long-term.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor, and our professional investment discipline. Each of the Funds has a unique investment approach to our shared contrarian value philosophy. Your financial professional can help you determine which Fund may be best suited to you.

We thank our investors and appreciate your continued commitment to the Snow Capital Family of Funds.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the six-month period ended August 31, 2018, the Snow Capital Small Cap Value Fund’s Institutional Class Shares recorded a return of 10.48% compared to a return of 14.24% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 40 and 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments, at cost, from companies with market capitalizations in the range of the Russell 2000 Value® Index which, as of August 31, 2018, was between $95 million and $6.1 billion.

Top Positive Contributors to the Fund’s Return

For the six-month period ended August 31, 2018, Financials, Information Technology, Energy, Industrials, Consumer Discretionary, and Consumer Staples sectors added to overall performance. In order of magnitude, the best performing stocks for the six months were:

OFG Bancorp (OFG) shares contributed to performance with a boost from hurricane recovery and increased confidence in an economic recovery,

resulting in increased loans and economic activity. PBF Energy Inc. (PBF), a merchant oil refiner, contributed to overall performance as higher than expected throughput, strong product demand and stable operations began to demonstrate the earnings potential of the company. VeriFone Systems, Inc. (PAY) shares outperformed with the April 9, 2018 announcement that the company would be acquired by an investor group led by Francisco Partners, which closed in the third quarter of 2018. Integrated Device Technology, Inc. (IDTI) shares improved with management raising its 2019 outlook on revenue and operating margin, pointing to growth in its memory, communications, and consumer businesses. Gentherm Inc. (THRM) shares pushed higher after reporting second quarter adjusted earnings per share that exceeded expectations, despite slightly lower than expected revenues. THRM secured record automotive new business awards in the quarter, which provided support to the forward outlook.

Top Detractors from the Fund’s Return

For the six-month period ended August 31, 2018, the Health Care and Materials sectors detracted from overall performance.

Lannett Company Inc. (LCI) shares fell on the announcement that a key supplier, Jerome Stephens Pharmaceuticals, would not renew their distribution agreement. Although the impact will not be realized until 2019, the lost business will significantly impact cash flows and forward earnings for the company. Big Lots, Inc. (BIG) shares disappointed as management lowered guidance for the second time this year and the company experienced higher than expected freight costs. Management has emphasized this year as an investment year as they renovate nearly 200 stores. Signet Jewelers Limited (SIG) shares fell as the company announced store closures and FY19 earnings guidance that was well below consensus analyst estimates. NCR Corporation (NCR), a global leader of financial self-service, point-of-sale (POS) and self-checkout systems, detracted from overall performance as supply chain issues impacted the company’s ability to meet their annual financial guidance. We believe a new management team and refreshed focus on execution and product introductions should help NCR accelerate revenue and earnings growth into 2019-20. The Hain Celestial Group, Inc. (HAIN) was a drag on performance as the company continues to face lower margins in the US due to higher freight and commodity costs.

Were there significant changes to the portfolio?

Compared to the Russell 2000 Value Index, the Fund holds an above-average weight in Financials, Consumer Discretionary, Industrials, Consumer Staples, Materials, and Informational Technology sectors, and a below-average weight in the Health Care and Energy sectors. The Fund maintained a zero percent weighting in the Real Estate, Utilities and Telecommunication Services sectors as of August 31, 2018.

We reduced our exposure to Information Technology, Health Care, and Energy, and increased our investments in Consumer Staples, Consumer Discretionary, Materials, Financials, and Industrials during the period.

Comments on the Fund’s Five Largest Holdings

American Equity Investment Life Holding Company (AEL)

American Equity Investment Life Holding Company develops, markets, issues and administers annuities and life insurance products through its subsidiaries. AEL benefits from favorable demographics of aging baby boomers. The company should benefit from the industry-wide mix shift away from variable annuities (which they do not sell) towards fixed indexed products, which provide lower risk, minimum guarantees, and bonus premiums while deposits build tax-free. The recent tax reform and rise in interest rates should improve profitability.

Big Lots Inc. (BIG)

Big Lots Inc. is a discount retailer offering a “treasure hunt” experience for broadline retail categories. After years of negative comparative store sales, BIG has turned around operations by concentrating on category management, direct marketing, and improved assortments. BIG is in the process of remodeling its stores to showcase its most meaningful products. Although costly, we believe the investment should produce higher comparable store sales over time.

Cheesecake Factory Inc. (CAKE)

Cheesecake Factory Inc. has been among the most consistent operating concepts in the restaurant industry despite the daunting structural backdrop of mall traffic declines. With a focus on high end consumers and mall locations, CAKE has been more stable than its value-oriented peers. Management quality is also considered to be outstanding with long-tenured managers at every level of the company.

F.N.B Corp (FNB)

F.N.B Corp operates a diversified financial services company that provides a full range of commercial banking, consumer banking and wealth management solutions. FNB has grown rapidly in recent years, through acquisitions and organic growth. The shares carry an above average dividend yield and sell at a noticeable discount to peers on a forward price to earnings basis.

Super Micro Computer, Inc. (SMCI)

Super Micro Computer, Inc. designs, develops, manufactures and sells server solutions. The company’s products include servers, motherboards, chassis and accessories. SMCI has sustained healthy profitability and exceptional growth because of its differentiated R&D capabilities and aggressive pricing supported by effective cost engineering.

Snow Capital Long/Short Opportunity Fund

How did the Fund perform?

For the six-month period ended August 31, 2018, the Snow Capital Long/Short Opportunity Fund’s Institutional Class Shares recorded a return of 2.42% compared to a return of 7.96% for the S&P 500 Index and a return of 5.54% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Long/Short Opportunity Fund typically maintains a long portfolio of 30 to 60 U.S.-listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund attempts to enhance equity returns relative to a long-only equity strategy and to lower the overall volatility of the Fund’s investment portfolio through the purchase and/or sale of short positions, options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

For the six-month period ended August 31, 2018, the Energy, Information Technology, Health Care, Telecommunication Services, Utilities, Consumer Discretionary, and Real Estate sectors added to overall performance. In order of magnitude, the best performing stocks for the six months were:

Biogen Inc. (BIIB) shares soared when the company reported positive Phase 2 results of a drug formulated to treat Alzheimer’s. The trial has shown that the drug can slow the progression of the early stages by 30%. Although the trial initially yielded success, investors remain a bit concerned over the transparency of the trial and hope for a longer, more confirmatory trial. VeriFone Systems, Inc. (PAY) shares outperformed with the April 9, 2018 announcement that the company would be acquired by an investor group led by Francisco Partners, which closed in the third quarter of 2018. CenturyLink, Inc. (CTL) shares added to performance as the company captured synergies from the Level 3 (LVLT) acquisition faster than expected. CTL raised guidance for free cash flow and continues to focus on EBITDA margin expansion. Range Resources Corporation (RRC) added to performance due to favorable natural gas liquids realizations and gas differentials. PBF Energy Inc. (PBF), a merchant oil refiner, contributed to overall performance as higher than expected throughput, strong product demand, and stable operations began to demonstrate the earnings potential of the company.

Top Detractors from the Fund’s Return

For the six-month period ended August 31, 2018, the Consumer Staples, Materials, Industrials, and Financials sectors detracted from overall performance.

Ingredion Inc. (INGR) shares fell due to cost inflation which caused margin pressure in North America and Asia, as well as a lower than expected high fructose corn syrup demand in the North American beverage category. Tyson Foods, Inc. (TSN) shares disappointed as the company lowered 2018 guidance resulting from a sudden deterioration in chicken demand, increased freight costs, and uncertain U.S. trade policies. NCR Corporation (NCR), a global leader of financial self-service, point-of-sale (POS) and self-checkout systems, detracted from overall performance as supply chain issues impacted the company’s ability to meet their annual financial guidance. We believe a new management team and refreshed focus on execution and product introductions will help NCR accelerate revenue and earnings growth into 2019-20. The J.M. Smucker Company (SJM) shares declined largely on weakness in the broader Consumer Packaged Goods space, driven by changing consumer tastes, private label competition, and record high freight costs. International Paper Company’s (IP) pursuit of an unpopular hostile bid for Smurfit Kappa Group led to underperformance in the shares. Although the company ultimately walked away from their bid, investors remain concerned about the company’s capital allocation strategy. Recent containerboard capacity announcements have also weighed on investor sentiment.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Index, the Fund holds an above-average weight in the Information Technology, Materials, Energy, Health Care, Consumer Discretionary, and Telecommunication Services sectors, and a below-average weight in the Consumer Staples, Real Estate, Utilities, Financials, and Industrials sectors as of August 31, 2018.

We reduced our exposure to Consumer Staples, Consumer Discretionary, Information Technology, and Materials, and increased our investments in Financials, Telecommunication Services, Energy, Health Care, Industrials, Real Estate and Utilities during the period.

As of the end of August, the portfolio held 40 core long positions and was approximately 65% net long. The purchase and/or sale of short positions, options, exchange-traded funds, or other securities aim to serve as a hedge to our long equity portfolio. We are holding cash as a component of our strategies and to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase & Co. (JPM)

JPMorgan Chase & Co. is one of the world’s premium banks with its strong balance sheet, robust capital levels, and a superior management team. With a steady economy as a tailwind, the bank has benefited from benign credit trends, growth in the core loan book, low cost retail deposits, and expense reduction. Any regulatory reform under the current Administration could also buoy shares.

Biogen Inc. (BIIB)

Biogen Inc. is a biotechnology company that develops, manufactures and markets therapies for multiple sclerosis, oncology and inflammatory diseases. BIIB markets three products, Avonex, Tysabri and Tecfidera, that combined have the leading share of the worldwide $18 billion multiple sclerosis market. The company has a strong balance sheet and R&D pipeline.

Metlife, Inc. (MET)

Having recently spun off its retail annuity and life insurance operations, the new MetLife, Inc. product offerings are less equity market and interest rate sensitive. In addition, the company continues to increase its international exposure. Specifically, MET will now focus on new corporate benefit funding, group benefits, property and casualty, and its international books. We believe MET shares will re-rate as investors embrace the lower volatility of results, lower capital requirements and higher capital returns in the future. MET also pays one of the highest dividend yields in the large cap financial segment.

CenturyLink, Inc. (CTL)

CenturyLink, Inc. is an integrated communications company that provides a wide range of communication services. With the completion of CenturyLink’s acquisition of Level 3 (LVLT), the company will be one of the largest telecommunications companies, with a focus on serving the business market. Data creation and usage continues to grow globally, driving demand for bandwidth and requiring networks to offer better coverage, quality, capacity and speed. We believe synergies from the deal and a new, skilled management team should help improve investor sentiment and the valuation of the shares.

Bank of America Corporation (BAC)

One of the largest financial institutions in the U.S., Bank of America Corporation may benefit from greater economies of scale and less competition over the long-term. Capital levels have been bolstered and the business model has been simplified under the direction of CEO Brian Moynihan.

Snow Capital Focused Value Fund

How did the Fund perform?

For the six-month period ended August 31, 2018, the Snow Capital Focused Value Fund’s Institutional Class Shares returned 2.77% compared to a return of 4.86% for the Russell 1000 Value Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Focused Value portfolio includes a concentrated group of 18-24 stocks that is assembled using a collaborative approach, with weekly input from analysts and portfolio managers. Positions are conviction weighted to reflect potential upside and near-term catalysts.

Top Positive Contributors to the Fund’s Return

For the six-month period ending August 31, 2018, the Energy, Health Care, Telecommunication Services, Consumer Discretionary, and Utilities sectors added to overall performance. In order of magnitude, the best performing stocks for the six months were:

PBF Energy Inc. (PBF), a merchant oil refiner, contributed to overall performance as higher than expected throughput, strong product demand and stable operations began to demonstrate the earnings potential of the company. Global biotechnology company, Shire plc (SHPG), outperformed as Japanese pharmaceutical company, Takeda, reached an agreement to acquire SHPG for $62 billion. This would be the largest overseas deal ever by a Japanese company and is expected to close before June 2019. Biogen Inc. (BIIB) shares soared when the company reported positive Phase 2 results of a drug formulated to treat Alzheimer’s. The trial has shown that the drug can slow the progression of the early stages by 30%. Although the trial initially yielded success, investors remain a bit concerned over the transparency of the trial and hope for a longer, more confirmatory trial. Range Resources Corporation (RRC) added to performance due to favorable natural gas liquids realizations and gas differentials. BP plc (BP) shares rose as the higher price of oil and the company’s disciplined commitment to cash flow reaffirmed our expectation that the company will deliver positive free cash flow in 2018. The company’s opportunistic acquisition of the U.S. onshore assets of BHP appears to be accretive to revenue and margins.

Top Detractors from the Fund’s Return

For the six-month period ended August 31, 2018, the Consumer Staples, Information Technology, Industrials, Materials, and Financials sectors detracted from overall performance.

Ingredion Inc. (INGR) shares fell due to cost inflation which caused margin pressure in North America and Asia, as well as a lower than expected high fructose corn syrup demand in the North American beverage category. Skyworks Solutions, Inc. (SWKS) shares tumbled on weak iPhone demand, U.S.-China trade war tensions and an overall weak outlook for semiconductors.

The J.M. Smucker Company (SJM) shares declined largely on weakness in the broader Consumer Packaged Goods space, driven by changing consumer tastes, private label competition, and record high freight costs. Additionally, the Folgers brand, which faces intense private label competition and accounts for approximately 15-20% of the company’s sales has been a drag on the company’s financial performance. International Paper Company’s (IP) pursuit of an unpopular hostile bid for Smurfit Kappa Group led to underperformance in the shares. Although the company ultimately walked away from their bid, investors remain concerned about the company’s capital allocation strategy. Recent containerboard capacity announcements have also weighed on investor sentiment. Tyson Foods, Inc. (TSN) shares disappointed as the company lowered 2018 guidance resulting from a sudden deterioration in chicken demand, increased freight costs, and uncertain U.S. trade policies.

Were there significant changes to the portfolio?

Compared to the Russell 1000 Value Index, the Fund holds an above-average weight in the Energy, Financials, Materials, Consumer Staples, and Information Technology sectors, and a below-average weight in the Health Care, Consumer Discretionary, Industrials, and Telecommunication services. The Fund maintained a zero percent weighting in the Real Estate and Utilities sectors as of August 31, 2018.

We reduced our exposure to Health Care, Financials, Utilities, Materials, Consumer Staples, and Industrials and increased our investments in Energy, Telecommunication Services, Information Technology, and Consumer Discretionary during the period.

Comments on the Fund’s Five Largest Holdings

Metlife, Inc. (MET)

Having recently spun off its retail annuity and life insurance operations, the new MetLife, Inc. product offerings are less equity market and interest rate sensitive. In addition, the company continues to increase its international exposure. Specifically, MET will now focus on new corporate benefit funding, group benefits, property and casualty and its international books. We believe MET shares will re-rate as investors embrace the lower volatility of results, lower capital requirements and higher capital returns in the future. MET also pays one of the highest dividend yields in the large cap financial segment.

Athene Holding Ltd. (ATH)

Athene Holding Ltd. is domiciled in Bermuda and operates as an insurance holding company. The company was founded post-financial crisis by private equity firm, Apollo. Athene writes fixed indexed annuities, reinsurance, pension risk transfers, with a target return on equity of 15-20%. The company recently announced it would reinsure a portion of VOYA’s closed block of Fixed Indexed Annuities. ATH has over $4 billion earmarked for another accretive acquisition.

Biogen Inc. (BIIB)

Biogen Inc. is a biotechnology company that develops, manufactures and markets therapies for multiple sclerosis, oncology and inflammatory diseases. BIIB markets three products, Avonex, Tysabri and Tecfidera, that combined have the leading share of the worldwide $18 billion multiple sclerosis market. The company has a strong balance sheet and R&D pipeline.

Zimmer Biomet Holdings, Inc. (ZBH)

Zimmer Biomet Holding, Inc. holds a leading global market share in hip and knee replacements, at approximately 39% worldwide. Recently, supply chain issues have weighed on shares, causing a deceleration of revenue, negative investor sentiment, and a lower valuation. ZBH is making progress with supply chain remediation, and we believe earnings should begin to grow as early as 2019.

JPMorgan Chase & Co. (JPM)

JPMorgan Chase & Co. is one of the world’s premium banks with its strong balance sheet, robust capital levels, and a superior management team. With a steady economy as a tailwind, the bank has benefited from benign credit trends, growth in the core loan book, low cost retail deposits, and expense reduction.

Any regulatory reform under the current Administration could also buoy shares.

Snow Capital Equity Income Fund

How did the Fund perform?

For the six-month period ended August 31, 2018, the Snow Capital Equity Income Fund’s Institutional Class Shares returned 4.13% compared to a return of 4.86% for the Russell 1000 Value Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Equity Income Fund builds on our bottom-up value process with an emphasis on both income and capital appreciation. The portfolio consists of 40-70 investments that are weighted according to total expected return with up to 25% invested in foreign equity or fixed income.

Top Positive Contributors to the Fund’s Return

For the six-month period ended August 31, 2018, Energy, Telecommunication Services, Utilities, Health Care, Financials, and Real Estate sectors added to overall performance. In order of magnitude, the best performing stocks for the six months were:

PBF Energy Inc. (PBF), a merchant oil refiner, contributed to overall performance as higher than expected throughput, strong product demand and stable operations began to demonstrate the earnings potential of the company. CenturyLink Inc. (CTL) shares added to performance as the company captured synergies from the Level 3 (LVLT) acquisition faster than expected. CTL raised guidance for free cash flow and continues to focus on EBITDA margin expansion. Plains All American Pipeline, L.P. (PAA), an energy transportation company, contributed to performance as strong results with their Permian-based assets, exceeded analyst expectations. Additionally, the company announced a joint venture with Exxon that will increase capacity with a new pipeline running from the Permian Basin to the Gulf Coast. The company also saw improvement in the supply and logistics business with improved natural gas liquid margins. Exelon Corp (EXC) shares improved as the company benefitted from better returns in the regulated utility business and new revenues from zero emission credits. Investment management firm AllianceBernstein Holding L.P. (AB), contributed to overall performance, as strong quarterly results, highlighted by investment performance and assets under management (AUM) growth, drove shares to multi-year highs.

Top Detractors from the Fund’s Return

For the six-month period ended August 31, 2018, the Consumer Staples, Materials, Information Technology, Consumer Discretionary, and Industrial sectors detracted from overall performance.

The J.M. Smucker Company (SJM) shares declined largely on weakness in the broader Consumer Packaged Goods space, driven by changing consumer tastes, private label competition, and record high freight costs. International Paper Company’s (IP) pursuit of an unpopular hostile bid for Smurfit Kappa Group led to underperformance in the shares. Although the company ultimately walked away from their bid, investors remain concerned about the company’s capital allocation strategy. Recent containerboard capacity announcements have also weighed on investor sentiment. Tyson Foods, Inc. (TSN) shares disappointed as the company lowered 2018 guidance resulting from a sudden deterioration in chicken demand, increased freight costs, and uncertain U.S. trade policies. Skyworks Solutions, Inc. (SWKS) shares tumbled on weak iPhone demand, U.S.-China trade war tensions and an overall weak outlook for semiconductors. Molson Coors Brewing (TAP) detracted from overall performance as the U.S. beer industry reported a soft start to the year limiting revenue growth and reducing EBITDA margins. Weaker than expected first-half results has created a scenario where management has guided for a reacceleration in profitability in the back-half of the year.

Were there significant changes to the portfolio?

Compared to the Russell 1000 Value Index, the Fund holds an above-average weight in Financials, Energy, Consumer Discretionary, Telecommunication Services, Consumer Staples, Materials, and Utilities sectors, and a below-average weight in the Health Care, Information Technology, Industrials, or Real Estate sectors.

We reduced our exposure to Financials, Energy and Consumer Staples and increased our investments in Industrials, Utilities, Telecommunication Services, Information Technology, Health Care, Consumer Discretionary, Real Estate, and Materials during the period.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase & Co. (JPM)

JPMorgan Chase & Co. is one of the world’s premium banks with its strong balance sheet, robust capital levels, and a superior management team. With a steady economy as a tailwind, the bank has benefited from benign credit trends, growth in the core loan book, low cost retail deposits, and expense reduction. Any regulatory reform under the current Administration could also buoy shares.

Metlife, Inc. (MET)

Having recently spun off its retail annuity and life insurance operations, the new MetLife, Inc. product offerings are less equity market and interest rate sensitive. In addition, the company continues to increase its international exposure. Specifically, MET will now focus on new corporate benefit funding, group benefits, property and casualty and its international books. We believe MET shares will re-rate as investors embrace the lower volatility of results, lower capital requirements and higher capital returns in the future. MET also pays one of the highest dividend yields in the large cap financial segment.

Ally Financial Inc. Preferred (ALLY A)

Ally Financial Inc., formerly known as GMAC Inc., is the largest auto lender in the country based on consumer loans/leases outstanding. During the financial crisis, the company took $17 billion in TARP and equity investments from the U.S. government when mortgage related losses ballooned and liquidity vanished. Ally has since cleaned up its profile by selling ancillary businesses, exiting TARP, and selling down the government’s equity stake.

Kinder Morgan, Inc. (KMI)

Kinder Morgan, Inc. is one of the largest energy infrastructure companies in North America with interests in 84,000 miles of pipelines and approximately 180 terminals. Natural gas transportation accounts for 82% of pipeline miles and more than 70% of revenues, and within this business the focus is on long-haul interstate transportation as opposed to gathering and processing. We believe KMI has the flexibility to cut capital expenditures, reduce debt, and restore its distribution. KMI is a unique franchise that we believe has significant leverage to increasing gas volumes.

CenturyLink Inc. (CTL)

CenturyLink Inc. is an integrated communications company that provides a wide range of communication services. With the completion of CenturyLink’s acquisition of Level 3 (LVLT), the company will be one of the largest telecommunications companies, with a focus on serving the business market. Data creation and usage continues to grow globally, driving demand for bandwidth and requiring networks to offer better coverage, quality, capacity and speed. We believe synergies from the deal and a new, skilled management team should help improve investor sentiment and the valuation of the shares.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. The Snow Capital Long/Short Opportunity Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Long/Short Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to their net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule’s of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is a market capitalization weighted index that incorporates companies which display signs of above average growth.

The Russell 1000® Index consists of the largest 1000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

Indexes are unmanaged. It is not possible to invest directly in an index.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a of stock divided by its trailing twelve month operating earnings per diluted share of equity.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization.

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Return on Equity or ROE is calculated as net income divided by common stockholders’ equity.

Earnings per diluted share is a performance metric used to gauge the quality of a company’s earnings per share (EPS) if all convertible securities were exercised.

Market Capitalization is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

EBITDA is earnings before interest, taxes, depreciation, and amortization, and is a way to evaluate a company’s performance without factoring in financial decisions, accounting decisions, or tax implications.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees (Class A and Class C shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/18 - 8/31/18).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund Expense Examples (Unaudited)

	Beginning Account Balance 3/1/18	Ending Account Balance 8/31/18	Expenses Paid During Period 3/1/18- 8/31/18	Annualized Expense Ratio
Based on Actual Fund Returns*
Long/Short Opportunity Fund
Class A	$1,000.00	$1,023.00	$7.75	1.52%
Class C	1,000.00	1,019.50	11.55	2.27%
Insitutional Class	1,000.00	1,024.20	6.48	1.27%
Small Cap Value Fund
Class A	1,000.00	1,103.50	7.95	1.50%
Class C	1,000.00	1,099.40	11.91	2.25%
Insitutional Class	1,000.00	1,104.80	6.63	1.25%
Focused Value Fund
Class A	1,000.00	1,025.80	6.13	1.20%
Insitutional Class	1,000.00	1,027.70	4.86	0.95%
Equity Income Fund
Class A	1,000.00	1,041.30	6.17	1.20%
Insitutional Class	1,000.00	1,039.80	4.88	0.95%

*

Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the 12-month period (365).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the information in this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Balance 3/1/18	Ending Account Balance 8/31/18	Expenses Paid During Period 3/1/18- 8/31/18	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns*
Long/Short Opportunity Fund
Class A	$1,000.00	$1,017.54	$7.73	1.52%
Class C	1,000.00	1,013.76	11.52	2.27%
Insitutional Class	1,000.00	1,018.80	6.46	1.27%
Small Cap Value Fund
Class A	1,000.00	1,017.64	7.63	1.50%
Class C	1,000.00	1,013.86	11.42	2.25%
Insitutional Class	1,000.00	1,018.90	6.36	1.25%
Focused Value Fund
Class A	1,000.00	1,019.16	6.11	1.20%
Insitutional Class	1,000.00	1,020.42	4.84	0.95%
Equity Income Fund
Class A	1,000.00	1,019.16	6.11	1.20%
Insitutional Class	1,000.00	1,020.42	4.84	0.95%

*

Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the 12-month period (365).

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, under normal market conditions the Fund will invest at least 80% of its net assets, at cost, in equity securities of companies with market capitalizations in the range of the Russell 2000® Value Index (“small cap companies”). Snow Capital Management L.P. (the “Adviser”) selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2018 is shown below.

Snow Capital Long/Short Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term capital appreciation and protection of investment principal. The Fund seeks to achieve its investment objective by investing primarily in equity securities that Snow Capital Management L.P. (the “Adviser”), the Fund’s investment adviser, believes are undervalued, selling short equity securities the Adviser believes are overvalued and selling short equity securities to hedge market risk. The Fund may also invest in options, futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying equity security or to attempt to “hedge” or limit the exposure of the Fund’s position in an equity security. Long and short investments can include common and preferred stocks, convertible securities, shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities. With a long position, the Fund purchases a security outright, while with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. The Fund may invest in securities of companies of any size and is not managed toward sector or industry weights. In addition to domestic securities, the Fund may have up to 25% of its net assets invested directly or indirectly in foreign securities, including investments in emerging markets. The Funds allocation of portfolio assets as of August 31, 2018 is shown below.

*	Short securities (17.26%); options written (0.45%)

Snow Capital Focused Value Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term growth of capital. The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities, fixed income securities, or other similar investments. Under normal market conditions the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations greater than $1 billion.

Snow Capital Equity Income Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term growth of capital and income. The Fund’s principal investment strategy is to invest in a diversified portfolio of equities, bonds, preferred stock, and options. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities that pay a dividend and are within the market capitalization range of the Russell 1000® Value Index. With respect to its remaining assets, the Fund may invest in corporate bonds, sovereign bonds, convertible bonds, preferred stocks, or other securities or instruments whose prices are linked to the value of the underlying common stock of the issuer of the securities. The Fund may have up to 25% of its net assets invested in foreign equity securities (including issuers domiciled in emerging markets), which may be denominated in foreign currencies.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2018(1)

	One Year	Three Years	Five Years	Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	18.60%	7.02%	5.27%	10.03%
Class A (without sales charge)	25.17%	8.97%	6.41%	10.80%
Class C (with sales charge)	23.25%	8.15%	5.63%	9.98%
Class C (without sales charge)	24.25%	8.15%	5.63%	9.98%
Institutional Class	25.50%	9.25%	6.68%	11.08%
Russell 2000® Value Total Return Index	20.05%	15.73%	11.72%	12.23%

	One Year	Five Years	Ten Years	Since Inception (4/28/06)
Long/Short Opportunity Fund
Class A (with sales charge)	3.50%	4.14%	6.55%	4.69%
Class A (without sales charge)	9.22%	5.27%	7.13%	5.15%
Class C (with sales charge)	7.46%	4.50%	6.35%	4.40%
Class C (without sales charge)	8.46%	4.50%	6.35%	4.40%
Institutional Class	9.52%	5.53%	7.40%	5.41%
S&P 500® Total Return Index	19.66%	14.52%	10.86%	8.93%
Russell 3000® Value Total Return Index	13.04%	11.25%	8.95%	7.04%

	One Year	Three Years	Five Years	Since Inception (3/28/13)
Focused Value Fund
Class A (with sales charge)	3.92%	4.27%	6.38%	7.50%
Class A (without sales charge)	9.67%	6.15%	7.53%	8.57%
Institutional Class	9.99%	6.43%	7.81%	8.85%
Russell 1000® Value Total Return Index	12.47%	12.32%	11.22%	11.29%

	One Year	Three Years	Five Years	Since Inception (3/28/13)
Equity Income Fund
Class A (with sales charge)	3.48%	8.55%	7.35%	7.78%
Class A (without sales charge)	9.23%	10.51%	8.51%	8.86%
Institutional Class	9.51%	10.80%	8.79%	9.14%
Russell 1000® Value Total Return Index	12.47%	12.32%	11.22%	11.29%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The Russell 2000® Value Total Return Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Total Return Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Small Cap Value Fund

Schedule of Investments

August 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS - 97.04%
Air Freight & Logistics - 3.34%
Atlas Air Worldwide Holdings, Inc. (a)	22,053	$1,343,028

Auto Components - 3.51%
Cooper Tire & Rubber Co.	17,715	511,078
Gentherm, Inc. (a)	18,287	899,720

		1,410,798

Banks - 22.76%
BankUnited, Inc.	38,080	1,477,123
First Commonwealth Financial Corp.	94,655	1,585,471
FNB Corp.	125,179	1,683,658
Great Western Bancorp, Inc.	33,485	1,457,937
OFG Bancorp (b)	72,604	1,176,185
The Bancorp, Inc. (a)	32,255	323,518
Umpqua Holdings Corp.	67,246	1,439,064

		9,142,956

Building Products - 4.49%
Apogee Enterprises, Inc.	22,504	1,107,646
Insteel Industries, Inc.	18,119	694,864

		1,802,510

Capital Markets - 1.21%
Cowen, Inc. (a)	32,075	487,540

Chemicals - 0.22%
Venator Materials PLC (a)(b)	7,280	87,942

Commercial Services & Supplies - 1.00%
ACCO Brands Corp.	32,382	401,537

Communications Equipment - 0.97%
Finisar Corp. (a)	19,090	389,436

Construction & Engineering - 2.63%
AECOM (a)	18,015	606,025
Aegion Corp. (a)	18,017	449,704

		1,055,729

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

	Shares	Value
Containers & Packaging - 1.77%
Owens-Illinois, Inc. (a)	40,340	$712,808

Food & Staples Retailing - 0.84%
The Andersons, Inc.	8,301	339,096

Food Products - 3.59%
Pilgrim’s Pride Corp. (a)	13,180	243,698
The Hain Celestial Group, Inc. (a)	42,025	1,200,234

		1,443,932

Hotels, Restaurants & Leisure - 5.72%
Bloomin’ Brands, Inc.	28,320	546,576
The Cheesecake Factory, Inc.	32,970	1,753,015

		2,299,591

Household Products - 1.61%
Energizer Holdings, Inc.	10,165	646,392

Insurance - 12.27%
American Equity Investment Life Holding Co.	48,630	1,803,687
CNO Financial Group, Inc.	70,985	1,533,986
National General Holdings Corp.	58,255	1,590,944

		4,928,617

Machinery - 2.95%
Colfax Corp. (a)	7,145	249,503
Kennametal, Inc.	5,910	241,364
L.B. Foster Co. - Class A	7,279	165,597
Lydall, Inc. (a)	9,290	397,613
REV Group, Inc.	7,635	129,871

		1,183,948

Metals & Mining - 2.73%
B2Gold Corp. (a)(b)	50,260	117,608
Commercial Metals Co.	36,450	787,320
United States Steel Corp.	6,420	190,546

		1,095,474

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

	Shares	Value
Multiline Retail - 4.47%
Big Lots, Inc.	41,745	$1,797,122

Oil, Gas & Consumable Fuels - 6.62%
Gulfport Energy Corp. (a)	95,645	1,124,785
PBF Energy, Inc. - Class A	14,966	777,035
Range Resources Corp.	33,600	551,712
Whiting Petroleum Corp. (a)	4,049	206,135

		2,659,667

Pharmaceuticals - 0.45%
Lannett Co., Inc. (a)	34,035	182,087

Professional Services - 1.02%
ASGN, Inc. (a)	4,415	408,785

Semiconductors & Semiconductor Equipment - 3.97%
Integrated Device Technology, Inc. (a)	37,513	1,593,927

Technology Hardware, Storage & Peripherals - 5.91%
NCR Corp. (a)	25,300	718,773
Super Micro Computer, Inc. (a)	80,670	1,654,542

		2,373,315

Textiles, Apparel & Luxury Goods - 2.99%
Skechers U.S.A., Inc. - Class A (a)	40,720	1,200,426

TOTAL COMMON STOCKS (Cost $34,206,479)		38,986,663

MONEY MARKET FUND - 3.41%
Fidelity Investment Money Market Funds - Government Portfolio, Institutional Class, 1.820% (c)	1,372,490	1,372,490

TOTAL MONEY MARKET FUND (Cost $1,372,490)		1,372,490

Total Investments (Cost $35,578,968) - 100.45%		40,359,153
Liabilities in Excess of Other Assets - (0.45)%		(182,786)

TOTAL NET ASSETS - 100.00%		$40,176,367

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of August 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Long/Short Opportunity Fund

Schedule of Investments

August 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS - 81.10%
Banks - 9.86%
Bank of America Corp. (a)	172,350	$5,330,786
BankUnited, Inc.	119,400	4,631,526
JPMorgan Chase & Co. (a)(b)	62,400	7,149,791

		17,112,103

Biotechnology - 6.59%
Amgen, Inc. (b)	21,175	4,230,977
Biogen, Inc. (a)(b)(c)	20,415	7,216,498

		11,447,475

Capital Markets - 1.48%
The Goldman Sachs Group, Inc.	10,800	2,568,348

Communications Equipment - 2.95%
Cisco Systems, Inc.	107,100	5,116,167

Construction & Engineering - 2.94%
AECOM (b)(c)	151,800	5,106,552

Construction Materials - 0.85%
Cemex SAB de CV - ADR	209,018	1,481,938

Consumer Finance - 0.93%
Ally Financial, Inc. (b)	60,000	1,612,800

Containers & Packaging - 2.97%
International Paper Co.	100,800	5,154,912

Diversified Telecommunication Services - 2.92%
CenturyLink, Inc.	237,000	5,062,320

Electric Utilities - 1.34%
Exelon Corp.	53,000	2,316,630

Food Products - 5.28%
Ingredion, Inc.	48,325	4,884,208
Tyson Foods, Inc. - Class A	68,000	4,271,080

		9,155,288

Health Care Equipment & Supplies - 2.60%
Zimmer Biomet Holdings, Inc. (a)	36,475	4,509,404

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

	Shares	Value
Health Care Providers & Services - 2.55%
Laboratory Corp. of America Holdings (b)(c)	25,600	$4,425,472

Household Durables - 0.89%
PulteGroup, Inc.	55,210	1,543,120

Insurance - 6.99%
Athene Holding Ltd. (c)(d)	99,800	4,956,068
MetLife, Inc. (a)	118,300	5,428,787
Prudential Financial, Inc.	17,700	1,739,025

		12,123,880

Internet Software & Services - 2.30%
Alphabet, Inc. - Class C (c)	1,200	1,461,828
Facebook, Inc. - Class A (b)(c)	14,400	2,530,512

		3,992,340

Machinery - 1.06%
PACCAR, Inc.	26,880	1,839,130

Media - 2.10%
The Interpublic Group of Cos., Inc.	156,000	3,642,600

Metals & Mining - 3.51%
Rio Tinto PLC - ADR	76,600	3,679,098
United States Steel Corp. (b)	80,980	2,403,486

		6,082,584

Multiline Retail - 0.77%
Big Lots, Inc.	31,200	1,343,160

Oil, Gas & Consumable Fuels - 9.71%
BP PLC - ADR	100,700	4,318,016
Kinder Morgan, Inc.	188,000	3,327,600
Marathon Petroleum Corp. (b)	54,900	4,517,721
Range Resources Corp. (b)	285,000	4,679,700

		16,843,037

Software - 3.52%
Microsoft Corp. (b)	15,900	1,786,047
Oracle Corp.	89,300	4,338,194

		6,124,241

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

	Shares		Value
Specialty Retail - 2.12%
Abercrombie & Fitch Co. - Class A (b)	62,000		$1,343,540
Dick’s Sporting Goods, Inc. (b)	62,000		2,321,279

			3,664,819

Technology Hardware, Storage & Peripherals - 3.51%
Apple, Inc.	9,300		2,116,959
NCR Corp. (c)	140,004		3,977,514

			6,094,473

Textiles, Apparel & Luxury Goods - 1.36%
Skechers U.S.A., Inc. - Class A (b)(c)	80,310		2,367,539

TOTAL COMMON STOCKS (Cost $125,998,813)			140,730,332

	Principal Amount
CORPORATE BONDS - 1.01%
W&T Offshore, Inc.
Payment in kind rate 10.750% cash rate, 9.00%, 05/15/2020 (e)	$199,823		201,321
Payment in kind rate 10.00% cash rate, 8.50%, 06/15/2021 (e)	1,585,516		1,545,878

TOTAL CORPORATE BONDS (Cost $896,087)			1,747,199

	Contracts	Notional Value
PURCHASED OPTIONS - 0.03%
EXCHANGE TRADED CALL OPTIONS - 0.03%
Cemex SAB de CV
Expiration: October, 2018, Exercise Price: $7.00 (d)	1,000	$700,000	42,000
Kinder Morgan, Inc.
Expiration: September, 2018, Exercise Price: $18.00	534	961,200	9,612

TOTAL PURCHASED OPTIONS (Cost $37,408)			51,612

Snow Capital Long/Short Opportunity Fund

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.56%
Equity Real Estate Investment Trusts (REITs) - 1.56%
Outfront Media, Inc.	136,700	$2,716,229

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $3,105,441)		2,716,229

MONEY MARKET FUND - 16.38%
Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 1.820% (f)	28,428,135	28,428,135

TOTAL MONEY MARKET FUND (Cost $28,428,135)		28,428,135

Total Investments (Cost $158,465,883) - 100.08%		173,673,507
Liabilities in Excess of Other Assets - (0.08)%		(143,803)

TOTAL NET ASSETS - 100.00%		$173,529,704

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	All or a portion of this security is pledged as collateral for securities sold short.
(b)	All or a portion of this security may be subject to call options written.
(c)	Non-income producing security.
(d)	Foreign issued security.
(e)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(f)	Seven day yield as of August 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Long/Short Opportunity Fund

Schedule of Securities Sold Short

August 31, 2018 (Unaudited)

	Shares	Value
SECURITIES SOLD SHORT - (17.27)%
COMMON STOCKS - (8.83)%
Banks - (0.31)%
Comerica, Inc.	(5,470)	$(533,216)

Capital Markets - (0.93)%
CME Group, Inc.	(3,130)	(546,905)
MSCI, Inc.	(2,930)	(528,162)
SEI Investments Co.	(8,650)	(545,642)

		(1,620,709)

Chemicals - (1.20)%
International Flavors & Fragrances, Inc.	(3,970)	(517,251)
PPG Industries, Inc.	(4,570)	(505,168)
The Sherwin-Williams Co.	(1,220)	(555,808)
W.R. Grace & Co.	(7,280)	(514,405)

		(2,092,632)

Containers & Packaging - (0.30)%
Graphic Packaging Holding Co.	(36,870)	(524,291)

Energy Equipment & Services - (0.29)%
Baker Hughes a GE Co.	(15,550)	(512,683)

Food & Staples Retailing - (0.32)%
Costco Wholesale Corp.	(2,400)	(559,512)

Food Products - (0.60)%
Mondelez International, Inc.	(12,290)	(525,029)
The Kraft Heinz Co.	(8,750)	(509,862)

		(1,034,891)

Health Care Equipment & Supplies - (0.32)%
Boston Scientific Corp.	(15,450)	(549,402)

Health Care Providers & Services - (0.65)%
Anthem, Inc.	(1,970)	(521,518)
Centene Corp.	(4,110)	(602,033)

		(1,123,551)

Snow Capital Long/Short Opportunity Fund

Schedule of Securities Sold Short (Continued)

August 31, 2018 (Unaudited)

	Shares	Value
Household Products - (1.20)%
Church & Dwight Co., Inc.	(9,200)	$(520,536)
Colgate-Palmolive Co.	(7,780)	(516,670)
The Clorox Co.	(3,670)	(532,076)
The Procter & Gamble Co.	(6,220)	(515,949)

		(2,085,231)

Insurance - (0.61)%
Marsh & McLennan Cos., Inc.	(6,430)	(544,171)
The Progressive Corp.	(7,560)	(510,527)

		(1,054,698)

Oil, Gas & Consumable Fuels - (1.79)%
Cabot Oil & Gas Corp.	(20,730)	(493,996)
Concho Resources, Inc.	(3,760)	(515,684)
Hess Corp.	(7,900)	(531,986)
HollyFrontier Corp.	(7,130)	(531,327)
ONEOK, Inc.	(7,600)	(500,916)
Targa Resources Corp.	(9,740)	(536,382)

		(3,110,291)

Specialty Retail - (0.31)%
CarMax, Inc.	(6,830)	(533,082)

TOTAL COMMON STOCKS (Proceeds: $15,148,144)		(15,334,189)

EXCHANGE TRADED FUNDS - (8.44)%
iShares Russell 1000 Value ETF	(20,193)	(2,566,530)
iShares Russell 2000 ETF	(34,975)	(6,051,375)
SPDR S&P 500 ETF Trust	(20,745)	(6,022,481)

TOTAL EXCHANGE TRADED FUNDS (Proceeds: $12,822,872)		(14,640,386)

Total for Shares Sold Short (Proceeds: $27,971,016)		$(29,974,575)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written

August 31, 2018 (Unaudited)

	Contracts	Notional Value	Value
EXCHANGE TRADED CALL OPTIONS
Abercrombie & Fitch Co. - Class A
Expiration: October, 2018, Exercise Price: $32.00	(620)	$(1,343,540)	$(1,550)
AECOM
Expiration: September, 2018, Exercise Price: $40.00	(246)	(827,544)	(615)
Ally Financial, Inc.
Expiration: September, 2018, Exercise Price: $28.00	(300)	(806,400)	(3,600)
Amgen, Inc.
Expiration: January, 2019, Exercise Price: $200.00	(80)	(1,598,480)	(72,400)
Biogen, Inc.
Expiration: October, 2018, Exercise Price: $380.00	(15)	(530,235)	(5,100)
Expiration: January, 2019, Exercise Price: $380.00	(30)	(1,060,470)	(40,350)
Expiration: January, 2019, Exercise Price: $400.00	(44)	(1,555,356)	(37,400)
Dick’s Sporting Goods, Inc.
Expiration: September, 2018, Exercise Price: $43.00	(300)	(1,123,200)	(1,500)
Facebook, Inc. - Class A
Expiration: January, 2019, Exercise Price: $185.00	(57)	(1,001,661)	(50,730)
JPMorgan Chase & Co.
Expiration: December, 2018, Exercise Price: $120.00	(72)	(824,976)	(17,280)
Laboratory Corp. of America Holdings
Expiration: November, 2018, Exercise Price: $180.00	(48)	(829,776)	(14,760)
Marathon Petroleum Corp.
Expiration: November, 2018, Exercise Price: $87.50	(99)	(814,671)	(18,810)

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2018 (Unaudited)

	Contracts	Notional Value	Value
Microsoft Corp.
Expiration: October, 2018, Exercise Price: $110.00	(79)	$(887,407)	$(35,945)
Range Resources Corp.
Expiration: September, 2018, Exercise Price: $19.00	(500)	(821,000)	(2,500)
Skechers U.S.A., Inc. - Class A
Expiration: October, 2018, Exercise Price: $33.00	(262)	(772,376)	(18,340)
United States Steel Corp.
Expiration: January, 2019, Exercise Price: $40.00	(250)	(742,000)	(13,500)

			(334,380)

EXCHANGE TRADED PUT OPTIONS
Abercrombie & Fitch Co. - Class A
Expiration: October, 2018, Exercise Price: $20.00	(450)	(975,150)	(39,150)
Alphabet, Inc. - Class C
Expiration: January, 2019, Exercise Price: $1150.00	(15)	(1,827,285)	(51,000)
Amazon.com, Inc.
Expiration: October, 2018, Exercise Price: $1700.00	(10)	(2,012,710)	(4,000)
Expiration: January, 2019, Exercise Price: $1800.00	(6)	(1,207,626)	(28,602)
Apple, Inc.
Expiration: January, 2019, Exercise Price: $205.00	(154)	(3,505,502)	(65,450)
Big Lots, Inc.
Expiration: January, 2019, Exercise Price: $35.00	(251)	(1,080,555)	(17,570)
Cisco Systems, Inc.
Expiration: September, 2018, Exercise Price: $39.00	(232)	(1,108,264)	(348)
Communication Services Select Sector SPDR Fund
Expiration: December, 2018, Exercise Price: $45.00	(385)	(1,893,430)	(40,425)

Snow Capital Long/Short Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2018 (Unaudited)

	Contracts	Notional Value	Value
Dick’s Sporting Goods, Inc.
Expiration: January, 2019, Exercise Price: $27.00	(300)	$(1,123,200)	$(17,250)
Laboratory Corp. of America Holdings
Expiration: December, 2018, Exercise Price: $165.00	(50)	(864,350)	(18,000)
Marathon Petroleum Corp.
Expiration: October, 2018, Exercise Price: $60.00	(147)	(1,209,663)	(661)
Microsoft Corp.
Expiration: October, 2018, Exercise Price: $100.00	(87)	(977,271)	(2,871)
Expiration: January, 2019, Exercise Price: $100.00	(88)	(988,504)	(13,552)
NCR Corp.
Expiration: October, 2018, Exercise Price: $27.00	(300)	(852,300)	(22,500)
Expiration: January, 2019, Exercise Price: $23.00	(376)	(1,068,216)	(19,740)
Oracle Corp.
Expiration: September, 2018, Exercise Price: $43.00	(200)	(971,600)	(2,400)
PulteGroup, Inc.
Expiration: October, 2018, Exercise Price: $25.00	(362)	(1,011,790)	(9,774)
SPDR S&P 500 ETF Trust
Expiration: December, 2018, Exercise Price: $265.00	(171)	(4,964,301)	(46,683)
The CheeseCake Factory, Inc.
Expiration: January, 2019, Exercise Price: $40.00	(30)	(159,510)	(1,350)
The Walt Disney Co.
Expiration: January, 2019, Exercise Price: $105.00	(82)	(918,564)	(19,024)
Tyson Foods, Inc. - Class A
Expiration: January, 2019, Exercise Price: $55.00	(157)	(986,117)	(14,523)
Zimmer Biomet Holdings, Inc.
Expiration: December, 2018, Exercise Price: $115.00	(75)	(927,225)	(16,313)

			(451,186)

Total Options Written (Premiums received $1,460,139)			$(785,566)

Snow Capital Focused Value Fund

Schedule of Investments

August 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS - 93.19%
Airlines - 3.20%
JetBlue Airways Corp. (a)	4,060	$77,465

Banks - 9.05%
Bank of America Corp.	3,519	108,843
JPMorgan Chase & Co.	963	110,340

		219,183

Biotechnology - 4.89%
Biogen, Inc. (a)	335	118,419

Construction & Engineering - 4.44%
AECOM (a)	3,195	107,480

Consumer Finance - 4.13%
Ally Financial, Inc.	3,725	100,128

Containers & Packaging - 3.51%
International Paper Co.	1,665	85,148

Diversified Telecommunication Services - 3.32%
CenturyLink, Inc.	3,765	80,420

Food Products - 7.60%
Ingredion, Inc.	879	88,841
Tyson Foods, Inc. - Class A	1,515	95,157

		183,998

Health Care Equipment & Supplies - 4.61%
Zimmer Biomet Holdings, Inc.	904	111,762

Insurance - 11.27%
Athene Holding Ltd. (a)(b)	2,535	125,888
MetLife, Inc.	3,204	147,031

		272,919

Media - 2.98%
The Walt Disney Co.	645	72,253

Metals & Mining - 2.45%
United States Steel Corp.	2,000	59,360

Snow Capital Focused Value Fund

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

	Shares	Value
Oil, Gas & Consumable Fuels - 18.41%
BP PLC - ADR	2,117	$90,777
Kinder Morgan, Inc.	6,123	108,377
Marathon Petroleum Corp.	740	60,895
PBF Energy, Inc. - Class A	1,575	81,774
Range Resources Corp.	6,345	104,185

		446,008

Semiconductors & Semiconductor Equipment - 4.24%
Skyworks Solutions, Inc.	1,125	102,712

Software - 3.06%
Oracle Corp.	1,525	74,085

Technology Hardware, Storage & Peripherals - 2.97%
NCR Corp. (a)	2,535	72,019

Textiles, Apparel & Luxury Goods - 3.06%
Skechers U.S.A., Inc. - Class A (a)	2,516	74,172

TOTAL COMMON STOCKS (Cost $2,143,399)		2,257,531

EXCHANGE TRADED FUNDS - 3.31%
Financial Select Sector SPDR Fund	2,835	80,316

TOTAL EXCHANGE TRADED FUNDS (Cost $73,883)		80,316

MONEY MARKET FUND - 3.28%
Fidelity Investment Money Market Funds - Government Portfolio, Institutional Class, 1.820% (c)	79,503	79,503

TOTAL MONEY MARKET FUND (Cost $79,503)		79,503

Total Investments (Cost $2,296,785) - 99.78%		2,417,350
Other Assets in Excess of Liabilities - 0.22%		5,257

TOTAL NET ASSETS - 100.00%		$2,422,607

Snow Capital Focused Value Fund

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of August 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Equity Income Fund

Schedule of Investments

August 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS - 80.65%
Airlines - 1.49%
Delta Air Lines, Inc.	946	$55,322

Auto Components - 2.13%
Cooper Tire & Rubber Co.	2,738	78,991

Automobiles - 2.19%
General Motors Co.	2,252	81,185

Banks - 9.25%
FNB Corp.	7,675	103,229
JPMorgan Chase & Co.	1,372	157,203
Wells Fargo & Co.	1,420	83,042

		343,474

Beverages - 2.31%
Molson Coors Brewing Co.	1,286	85,828

Biotechnology - 2.21%
Amgen, Inc.	411	82,122

Consumer Finance - 3.58%
Ally Financial, Inc.	4,945	132,922

Containers & Packaging - 2.68%
International Paper Co.	1,942	99,313

Diversified Telecommunication Services - 6.10%
CenturyLink, Inc.	5,870	125,383
Verizon Communications, Inc.	1,862	101,237

		226,620

Electric Utilities - 2.37%
Exelon Corp.	2,009	87,813

Food Products - 7.33%
Ingredion, Inc.	924	93,389
The J.M. Smucker Co.	674	69,678
Tyson Foods, Inc. - Class A	1,735	108,975

		272,042

Snow Capital Equity Income Fund

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

	Shares	Value
Health Care Equipment & Supplies - 1.58%
Zimmer Biomet Holdings, Inc.	475	$58,724

Household Durables - 1.27%
PulteGroup, Inc.	1,684	47,068

Industrial Conglomerates - 1.63%
General Electric Co.	4,679	60,546

Insurance - 9.00%
American International Group, Inc.	1,948	103,575
CNO Financial Group, Inc.	3,899	84,257
MetLife, Inc.	3,185	146,160

		333,992

Media - 1.15%
The Interpublic Group of Cos., Inc.	1,833	42,801

Metals & Mining - 2.11%
Rio Tinto PLC - ADR	1,629	78,241

Multiline Retail - 1.49%
Big Lots, Inc.	1,285	55,319

Multi-Utilities - 3.62%
Dominion Energy, Inc.	1,068	75,583
National Grid PLC - ADR	1,108	58,724

		134,307

Oil, Gas & Consumable Fuels - 7.50%
Kinder Morgan, Inc.	7,263	128,555
Marathon Petroleum Corp.	443	36,454
PBF Energy, Inc. - Class A	789	40,965
Range Resources Corp.	4,401	72,264

		278,238

Paper & Forest Products - 1.00%
Schweitzer-Mauduit International, Inc.	908	36,947

Pharmaceuticals - 1.65%
Pfizer, Inc.	1,476	61,284

Snow Capital Equity Income Fund

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

	Shares	Value
Semiconductors & Semiconductor Equipment - 3.08%
Broadcom, Inc.	218	$47,749
Skyworks Solutions, Inc.	731	66,740

		114,489

Software - 1.49%
Oracle Corp.	1,140	55,381

Textiles, Apparel & Luxury Goods - 2.44%
Hanesbrands, Inc.	5,168	90,646

TOTAL COMMON STOCKS (Cost $2,874,827)		2,993,615

	Principal Amount
CORPORATE BONDS - 1.85%
PBF Holding Co. LLC
7.250%, 06/15/2025	$65,000	68,738

TOTAL CORPORATE BONDS (Cost $65,431)		68,738

	Shares
MASTER LIMITED PARTNERSHIPS - 5.74%
AllianceBernstein Holding L.P.	3,717	111,696
Genesis Energy LP	1,435	34,340
Plains All American Pipeline LP	2,565	66,998

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $148,349)		213,034

PREFERRED STOCKS - 6.35%
Banks - 3.36%
GMAC Capital Trust I
8.099% (3 Month LIBOR USD + 5.785%) (a)	4,657	124,807

Snow Capital Equity Income Fund

Schedule of Investments (Continued)

August 31, 2018 (Unaudited)

	Shares	Value
Oil, Gas & Consumable Fuels - 2.99%
NuStar Logistics LP
9.073% (3 Month LIBOR USD + 6.734%) (a)	4,294	$111,086

TOTAL PREFERRED STOCKS (Cost $227,292)		235,893

REAL ESTATE INVESTMENT TRUSTS (REITS) - 4.49%
Equity Real Estate Investment Trusts (REITs) - 2.97%
Outfront Media, Inc.	5,560	110,477

Mortgage Real Estate Investment Trusts (REITs) - 1.52%
AGNC Investment Corp. (3 Month LIBOR USD + 5.111%)
7.000% (3 Month LIBOR USD + 5.111%) (a)	2,147	56,380

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $183,562)		166,857

MONEY MARKET FUND - 0.68%
Fidelity Investment Money Market Funds - Government Portfolio, Institutional Class, 1.820% (b)	25,126	25,126

TOTAL MONEY MARKET FUND (Cost $25,126)		25,126

Total Investments (Cost $3,524,587) - 99.76%		3,703,263
Other Assets in Excess of Liabilities - 0.24%		8,773

TOTAL NET ASSETS - 100.00%		$3,712,036

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Variable rate security; the rate shown represents the rate at August 31, 2018.
(b)	Seven day yield as of August 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Family of Funds

Statements of Assets and Liabilities

August 31, 2018 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Equity Income Fund
ASSETS
Investments, at value: (Cost $35,578,968, $158,465,883, $2,296,785 and $3,524,587 respectively)	$40,359,153	$173,673,507	$2,417,350	$3,703,263
Dividends and interest receivable	23,537	645,375	7,700	15,468
Receivable from Adviser	—	—	6,757	5,857
Receivable for investments sold	51,337	—	—	—
Receivable for Fund shares sold	23,646	34,702	4,000	—
Deposit for Short Sales at Broker	—	30,374,578	—	—
Other assets	16,840	41,619	6,054	2,701

TOTAL ASSETS	40,474,513	204,769,781	2,441,861	3,727,289

LIABILITIES
Short securities, at value (premiums received of $-, $27,971,016, $- and $- respectively)	—	29,974,575	—	—
Written options, at value (premiums received of $-, $1,460,139, $- and $- respectively)	—	785,566	—	—
Payable for dividends on short positions	—	7,886	—	—
Payable for investments purchased	179,755	—	—	—
Payable for Fund shares redeemed	39,701	190,412	—	—
Payable to affiliates	21,011	53,780	4,206	4,139
Payable to Adviser	13,640	117,151	—	—
Payable for distribution fees	11,876	51,877	68	—
Payable for shareholder servicing fees	1,954	21,160	—	—
Accrued expenses and other liabilities	30,209	37,670	14,980	11,114

TOTAL LIABILITIES	298,146	31,240,077	19,254	15,253

NET ASSETS	$40,176,367	$173,529,704	$2,422,607	$3,712,036

Net assets consist of:
Paid-in Capital	$37,542,054	$160,920,550	$2,132,877	$3,268,634
Accumulated net investment income (loss)	(78,109)	3,676,196	13,234	68,874
Accumulated net realized gain (loss)	(2,067,763)	(4,945,680)	155,931	195,852
Net unrealized appreciation/depreciation on:
Investments	4,780,185	15,193,420	120,565	178,676
Securities sold short	—	(2,003,559)	—	—
Purchased options	—	14,204	—	—
Written options	—	674,573	—	—

NET ASSETS	$40,176,367	$173,529,704	$2,422,607	$3,712,036

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

August 31, 2018 (Unaudited)

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Equity Income Fund
CLASS A SHARES
Net assets	$14,917,916	$70,115,493	$15,628	$19,031
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	417,720	2,542,944	714	900
Net asset value, redemption price and offering price per share(1) (3)	$35.71	$27.57	$21.89	$21.15
Maximum offering price per share (Net Asset Value per share divided by 0.9475)	$37.69	$29.10	$23.10	$22.32

CLASS C SHARES
Net assets	$5,259,068	$18,583,855	$—	$—
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	156,942	726,348	—	—
Net asset value, redemption price and offering price per share(1)	$33.51	$25.59	$—	$—

INSTITUTIONAL CLASS SHARES
Net assets	$19,999,383	$84,830,356	$2,406,979	$3,693,005
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	548,414	3,040,113	103,023	155,807
Net asset value, redemption price and offering price per share(1)	$36.47	$27.90	$23.36	$23.70

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)

A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on Class A share purchases of $1,000,000 or more that are redeemed within twelve months of purchase and a CDSC of 1.00% may be charged on Class C shares redeemed within twelve months of purchase.

(3)	Reflects a maximum sales charge of 5.25%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Six Months Ended August 31, 2018 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Equity Income Fund
INVESTMENT INCOME
Dividend income	$254,121	$2,000,929	$24,339	$71,191
Interest income	5,203	435,193	516	2,764
Other income	—	111,107	—	—

TOTAL INVESTMENT INCOME	259,324	2,547,229	24,855	73,955

EXPENSES
Management fees	191,435	724,684	8,808	12,730
Administration fees	56,668	122,210	31,182	31,039
Transfer agent fees and expenses	34,006	70,421	13,038	12,881
Federal and state registration fees	23,722	27,052	2,485	1,487
Distribution fees - Class C	19,982	73,963	—	—
Distribution fees - Class A	19,084	89,399	20	23
Audit and tax fees	16,062	17,350	7,571	7,571
Shareholder servicing fees - Class C	6,660	24,654	—	—
Reports to shareholders	5,823	22,535	156	174
Legal fees	5,634	11,990	4,256	4,071
Trustees’ fees and expenses	3,652	3,652	3,758	3,758
Chief Compliance Officer fees and expenses	3,581	3,581	3,899	3,899
Custody fees	3,383	9,645	3,025	3,243
Accounting Expense	1,094	2,362	561	1,016
Interest Expense	199	—	—	—
Dividends on short positions	—	126,860	—	—
Other expenses	3,822	5,520	2,935	2,847

TOTAL EXPENSES	394,807	1,335,878	81,694	84,739

Less waivers and reimbursement by Adviser (Note 4)	(96,994)	—	(40,835)	(38,555)
Less waivers by Service Provider (Note 6)	—	—	(28,885)	(28,885)

NET EXPENSES	297,813	1,335,878	11,974	17,299

NET INVESTMENT INCOME GAIN (LOSS)	(38,489)	1,211,351	12,881	56,656

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations (Continued)

For the Six Months Ended August 31, 2018 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Equity Income Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	$2,285,886	$7,390,067	$77,299	$103,192
Securities sold short	—	(487,160)	—	—
Purchased options	—	(16,198)	—	—
Written options	—	1,796,309	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,682,660	(5,194,142)	(19,655)	(12,728)
Securities sold short	—	(1,254,375)	—	—
Purchased options	—	14,204	—	—
Written options	—	591,621	—	—

NET REALIZED AND UNREALIZED GAIN	3,968,546	2,840,326	57,644	90,464

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,930,057	$4,051,677	$70,525	$147,120

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
FROM OPERATIONS
Net investment loss	$(38,489)	$(223,329)
Net realized gain on:
Investments	2,285,886	4,206,257
Net change in unrealized appreciation/(depreciation)
Investments	1,682,660	(2,354,639)

Increase in Net Assets from Operations	3,930,057	1,628,289

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	73,311	467,936
Proceeds from shares sold - Class C	6,936	280,177
Proceeds from shares sold - Institutional Class	1,225,078	4,088,457
Payments for shares redeemed - Class A(1)	(1,879,892)	(6,921,772)
Payments for shares redeemed - Class C(2)	(478,058)	(3,594,770)
Payments for shares redeemed - Institutional Class(3)	(2,386,631)	(13,871,236)

Net Decrease from capital share transactions	(3,439,256)	(19,551,208)

TOTAL INCREASE (DECREASE) IN NET ASSETS	490,801	(17,922,919)
NET ASSETS
Beginning of Period	$39,685,566	$57,608,485

End of Period	$40,176,367	$39,685,566

ACCUMULATED NET INVESTMENT LOSS	$(78,109)	$(39,620)

(1)	Net of redemption fees of $0 and $8 for the six months ended August 31, 2018 and the year ended February 28, 2018, respectively.
(2)	Net of redemption fees of $0 and $0 for the six months ended August 31, 2018 and the year ended February 28, 2018, respectively.
(3)	Net of redemption fees of $0 and $4 for the six months ended August 31, 2018 and the year ended February 28, 2018, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Long/Short Opportunity Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
FROM OPERATIONS
Net investment income	$1,211,351	$2,443,889
Net realized gain/(loss) on:
Investments	7,390,067	19,322,365
Securities sold short	(487,160)	(2,519,152)
Purchased options	(16,198)	(3,052)
Written options	1,796,309	2,533,581
Net change in unrealized appreciation/(depreciation)
Investments	(5,194,142)	(9,303,176)
Securities sold short	(1,254,375)	(454,705)
Purchased options	14,204	2,452
Written options	591,621	(311,429)

Increase in Net Assets from Operations	4,051,677	11,710,773

FROM DISTRIBUTIONS
Net investment income - Class A	—	(3,256,839)
Net investment income - Class C	—	(810,568)
Net investment income - Institutional Class	—	(4,732,784)

Net decrease in net assets resulting from distributions paid	—	(8,800,191)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	117,951	5,653,275
Proceeds from shares sold - Class C	96,192	273,371
Proceeds from shares sold - Institutional Class	1,267,103	13,453,585
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	656,064
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	633,186
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	2,589,462
Payments for shares redeemed - Class A(1)	(3,703,925)	(15,113,046)
Payments for shares redeemed - Class C(2)	(2,455,603)	(8,922,979)
Payments for shares redeemed - Institutional Class(3)	(15,201,358)	(29,695,280)

Net decrease from capital share transactions	(19,879,640)	(30,472,362)

TOTAL DECREASE IN NET ASSETS	(15,827,963)	(27,561,780)
NET ASSETS
Beginning of Period	$189,357,667	$216,919,447

End of Period	$173,529,704	$189,357,667

ACCUMULATED NET INVESTMENT INCOME	$3,676,196	$2,464,845

(1)	Net of redemption fees of $0 and $4 for the six months ended August 31, 2018 and the year ended February 28, 2018, respectively.
(2)	Net of redemption fees of $0 and $56 for the six months ended August 31, 2018 and the year ended February 28, 2018, respectively.
(3)	Net of redemption fees of $0 and $12 for the six months ended August 31, 2018 and the year ended February 28, 2018, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Focused Value Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
FROM OPERATIONS
Net investment income	$12,881	$12,314
Net realized gain on:
Investments	77,299	119,239
Net change in unrealized depreciation
Investments	(19,655)	(6,966)

Increase in Net Assets from Operations	70,525	124,587

FROM DISTRIBUTIONS
Net investment income - Class A	—	(1,006)
Net investment income - Institutional Class	—	(13,818)
Net realized gain - Class A	—	(251)
Net realized gain - Institutional Class	—	(35,795)

Net decrease in net assets resulting from distributions paid	—	(50,870)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Institutional Class	260,249	629,014
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	1,257
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	46,944
Payments for shares redeemed - Institutional Class	(273,077)	(30,232)

Net increase/(decrease) from capital share transactions	(12,828)	646,983

TOTAL INCREASE IN NET ASSETS	57,697	720,700
NET ASSETS
Beginning of Period	$2,364,910	$1,644,210

End of Period	$2,422,607	$2,364,910

ACCUMULATED NET INVESTMENT INCOME	$13,234	$353

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Equity Income Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
FROM OPERATIONS
Net investment income	$56,656	$62,500
Net realized gain on:
Investments	103,192	92,788
Net change in unrealized depreciation
Investments	(12,728)	(9,226)

Increase in Net Assets from Operations	147,120	146,062

FROM DISTRIBUTIONS
Net investment income - Class A	—	(1,840)
Net investment income - Institutional Class	—	(59,216)
Net realized gain - Class A	—	(260)
Net realized gain - Institutional Class	—	(57,453)

Net decrease in net assets resulting from distributions paid	—	(118,769)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	21	3,176
Proceeds from shares sold - Institutional Class	60,751	951,417
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	2,100
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	116,669
Payments for shares redeemed - Class A	(170)	—
Payments for shares redeemed - Institutional Class	(61,172)	(3,197)

Net increase/(decrease) from capital share transactions	(570)	1,070,165

TOTAL INCREASE IN NET ASSETS	146,550	1,097,458
NET ASSETS
Beginning of Period	$3,565,486	$2,468,028

End of Period	$3,712,036	$3,565,486

ACCUMULATED NET INVESTMENT INCOME	$68,874	$12,218

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2018 (Unaudited)		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$32.36		$30.61		$23.62		$30.94		$32.87	$27.67

Income from investment operations:
Net investment loss(1)	(0.04)		(0.16)		(0.19)		(0.08)		(0.15)	(0.33)
Net realized and unrealized gain (loss) on investments	3.39		1.91		7.18		(7.13)		1.76	6.98

Total from Investment Operations	3.35		1.75		6.99		(7.21)		1.61	6.65

Less Distributions:
From net realized gain on investments	—		—		—		(0.11)		(3.54)	(1.45)

Total Distributions to Shareholders	—		—		—		(0.11)		(3.54)	(1.45)

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$35.71		$32.36		$30.61		$23.62		$30.94	$32.87

Total Return(3)(4)	10.35%		5.72%		29.59%		(23.35)%		4.75%	23.94%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$14,918		$15,236		$21,013		$20,174		$32,604	$53,755
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses	1.98	%(5)	2.14	%(5)	2.05	%(5)	1.93	%(5)	1.79%	2.00%
After waivers, reimbursements and recoupments of expenses(6)	1.50	%(7)	1.64	%(7)(8)	1.71	%(7)	1.72	%(7)	1.70%	1.87%
Ratio of net investment loss to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	(0.70)%		(1.02)%		(1.02)%		(0.51)%		(0.53)%	(1.18)%
After waivers, reimbursements and recoupments of expenses(6)	(0.22)%		(0.52)%		(0.68)%		(0.30)%		(4.40)%	(1.05)%
Portfolio turnover rate(4)	23.41%		52.76%		73.84%		60.78%		83.51%	66.22%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)

The before waivers and recoupments of expenses excluding interest expenses are 1.98%, 2.12%, 2.04% and 1.91% for the six months ended August 31, 2018 and the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(6)	Annualized for periods less than a full year.
(7)

The after waivers and recoupments of expenses excluding interest expenses are 1.50%, 1.62%, 1.70% and 1.70% for the six months ended August 31, 2018 and the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(8)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2018 (Unaudited)		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$30.48		$29.05		$22.58		$29.80		$32.01	$27.18

Income from investment operations:
Net investment loss(1)	(0.16)		(0.36)		(0.38)		(0.26)		(0.36)	(0.54)
Net realized and unrealized gain (loss) on investments	3.19		1.79		6.85		(6.85)		1.69	6.82

Total from Investment Operations	3.03		1.43		6.47		(7.11)		1.33	6.28

Less Distributions:
From net realized gain on investments	—		—		—		(0.11)		(3.54)	(1.45)

Total Distributions to Shareholders	—		—		—		(0.11)		(3.54)	(1.45)

Paid-in capital from redemption fees (Note 2)	—		—		0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$33.51		$30.48		$29.05		$22.58		$29.80	$32.01

Total Return(3)(4)	9.94%		4.92%		28.65%		(23.88)%		3.95%	23.00%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$5,259		$5,230		$8,394		$10,560		$18,739	$13,924
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses	2.73	%(5)	2.89	%(5)	2.73	%(5)	2.42	%(5)	2.50%	2.72%
After waivers, reimbursements and recoupments of expenses(6)	2.25	%(7)	2.39	%(7)(8)	2.46	%(7)	2.41	%(7)	2.45%	2.59%
Ratio of net investment loss to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	(1.44)%		(1.77)%		(1.71)%		(1.00)%		(1.15)%	(1.85)%
After waivers, reimbursements and recoupments of expenses(6)	(0.96)%		(1.27)%		(1.44)%		(0.98)%		(1.10)%	(1.72)%
Portfolio turnover rate(4)	23.41%		52.76%		73.84%		60.78%		83.51%	66.22%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)

The before waivers and recoupments of expenses excluding interest expenses are 2.73%, 2.87%, 2.72% and 2.41% for the six months ended August 31, 2018 and the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(6)	Annualized for periods less than a full year.
(7)

The after waivers and recoupments of expenses excluding interest expenses are 2.25%, 2.37%, 2.45% and 2.40% for the six months ended August 31, 2018 and the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(8)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2018 (Unaudited)		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$33.00		$31.14		$23.96		$31.31		$33.14	$27.82

Income from investment operations:
Net investment loss(1)	0.01		(0.08)		(0.12)		(0.01)		(0.02)	(0.25)
Net realized and unrealized gain (loss) on investments	3.46		1.94		7.30		(7.23)		1.73	7.02

Total from Investment Operations	3.47		1.86		7.18		(7.24)		1.71	6.77

Less Distributions:
From net realized gain on investments	—		—		—		(0.11)		(3.54)	(1.45)

Total Distributions to Shareholders	—		—		—		(0.11)		(3.54)	(1.45)

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$36.47		$33.00		$31.14		$23.96		$31.31	$33.14

Total Return(3)(4)	10.48%		6.01%		29.97%		(23.17)%		5.01%	24.24%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$19,999		$19,220		$28,201		$28,304		$57,662	$26,753
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	1.73	%(5)	1.89	%(5)	1.80	%(5)	1.67	%(5)	1.57%	1.74%
After waivers, reimbursements and recoupments of expenses(6)	1.25	%(7)	1.39	%(7)(8)	1.46	%(7)	1.46	%(7)	1.45%	1.61%
Ratio of net investment income/(loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	(0.44)%		(0.77)%		(0.77)%		(0.24)%		(0.19)%	(0.90)%
After waivers, reimbursements and recoupments of expenses(6)	0.04%		(0.27)%		(0.43)%		(0.04)%		(0.07)%	(0.77)%
Portfolio turnover rate(4)	23.41%		52.76%		73.84%		60.78%		83.51%	66.22%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)

The before waivers and recoupments of expenses excluding interest expenses are 1.73%, 1.88% and 1.79% for the six months ended August 31, 2018 and the years ended February 28, 2018 and February 28, 2017, respectively.

(6)	Annualized for periods less than a full year.
(7)

The after waivers and recoupments of expenses excluding interest expenses are 1.25%, 1.37%, and 1.45% for the six months ended August 31, 2018 and the years ended February 28, 2018 and February 28, 2017, respectively.

(8)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2018 (Unaudited)		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$26.95		$26.55		$18.61		$27.96		$30.44	$23.35

Income from investment operations:
Net investment income(1)	0.18		0.32		0.99		0.10		0.03	0.01
Net realized and unrealized gain (loss) on investments	0.44		1.33		6.95		(8.85)		1.60	7.08

Total from Investment Operations	0.62		1.65		7.94		(8.75)		1.63	7.09

Less Distributions:
From investment loss	—		(1.25)		—		—		(0.04)	—
From net realized gain on investments	—		—		—		(0.60)		(4.07)	—

Total Distributions to Shareholders	—		(1.25)		—		(0.60)		(4.11)	—

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	—		0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$27.57		$26.95		$26.55		$18.61		$27.96	$30.44

Total Return(3)(4)	2.30%		6.12%		42.59%		(31.55)%		5.03%	30.36%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$70,115		$72,100		$79,907		$68,874		$116,812	$125,243
Ratio of expenses to average net assets(6)	1.52	%(5)	1.58	%(5)(8)	1.58	%(5)	1.59	%(5)	1.47%	1.51%
Ratio of net investment income to average net assets(6)	1.30	%(7)	1.18	%(7)	4.26	%(7)	0.40	%(7)	0.11%	0.04%
Portfolio turnover rate(6)	15.14%		71.53%		83.56%		67.95%		83.32%	90.69%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)

The ratio of expenses excluding dividends and interest expenses on short postions are 1.38%, 1.50%, 1.54% and 1.50% for the six months ended August 31, 2018 and the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(6)	Annualized for periods less than a full year.
(7)	The net investment income ratios include dividends on short positions and interest expense.
(8)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2018 (Unaudited)		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$25.11		$24.74		$17.47		$26.49		$29.20	$22.57

Income from investment operations:
Net investment income (loss)(1)	0.07		0.12		0.77		(0.08)		(0.18)	(0.17)
Net realized and unrealized gain (loss) on investments	0.41		1.22		6.50		(8.34)		1.54	6.80

Total from Investment Operations	0.48		1.34		7.27		(8.42)		1.36	6.63

Less Distributions:
From investment loss	—		(0.97)		—		—		—	—
From net realized gain on investments	—		—		—		(0.60)		(4.07)	—

Total Distributions to Shareholders	—		(0.97)		—		(0.60)		(4.07)	—

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	—		0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$25.59		$25.11		$24.74		$17.47		$26.49	$29.20

Total Return(3)(4)	1.95%		5.31%		41.53%		(32.05)%		4.27%	29.42%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$18,584		$20,597		$28,286		$27,099		$55,434	$52,955
Ratio of expenses to average net assets(6)	2.27	%(5)	2.33	%(5)(8)	2.33	%(5)	2.33	%(5)	2.18%	2.22%
Ratio of net investment income/(loss) to average net assets(6)	0.54	%(7)	0.50	%(7)	3.53	%(7)	(0.37	)%(7)	(0.59)%	(0.64)%
Portfolio turnover rate(6)	15.14%		71.53%		83.56%		67.95%		83.32%	90.69%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)

The ratio of expenses excluding dividends and interest expenses on short postions are 2.13%, 2.25%, 2.29% and 2.25% for the six months ended August 31, 2018 and the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(6)	Annualized for periods less than a full year.
(7)	The net investment income ratios include dividends on short positions and interest expense.
(8)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Long/Short Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2018 (Unaudited)		Year Ended February 28, 2018		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014
Net Asset Value, Beginning of Period	$27.24		$26.83		$18.83		$28.20		$30.67	$23.48

Income from investment operations:
Net investment income(1)	0.21		0.38		1.05		0.16		0.11	0.09
Net realized and unrealized gain (loss) on investments	0.45		1.35		7.04		(8.93)		1.61	7.11

Total from Investment Operations	0.66		1.73		8.09		(8.77)		1.72	7.20

Less Distributions:
From investment loss	—		(1.32)		(0.09)		—		(0.12)	(0.01)
From net realized gain on investments	—		—		—		(0.60)		(4.07)	—

Total Distributions to Shareholders	—		(1.32)		(0.09)		(0.60)		(4.19)	(0.01)

Paid-in capital from redemption fees (Note 2)	—		0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Period	$27.90		$27.24		$26.83		$18.83		$28.20	$30.67

Total Return(3)(4)	2.42%		6.37%		43.00%		(31.38)%		5.31%	30.67%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$84,830		$96,661		$108,727		$87,274		$174,530	$151,247
Ratio of expenses to average net assets(6)	1.27	%(5)	1.33	%(5)(8)	1.33	%(5)	1.33	%(5)	1.22%	1.26%
Ratio of net investment income to average net assets(6)	1.54	%(7)	1.41	%(7)	4.47	%(7)	0.63	%(7)	0.36%	0.32%
Portfolio turnover rate	15.14%		71.53%		83.56%		67.95%		83.32%	90.69%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)

The ratio of expenses excluding dividends and interest expenses on short positions are 1.13%, 1.25%, 1.29% and 1.25% for the six months ended August 31, 2018 and the years ended February 28, 2018, February 28, 2017 and February 29, 2016, respectively.

(6)	Annualized for periods less than a full year.
(7)	The net investment income ratios include dividends on short positions and interest expense.
(8)	Effective October 1, 2017, the operating expense limit was reduced by 0.20%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Focused Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Period Ended February 28, 2014(1)
Net Asset Value, Beginning of Period	$21.34	$21.60	$15.96	$22.54	$24.02	$20.00

Income from investment operations:
Net investment income(2)	0.08	0.09 (1)	0.21 (1)	0.17	0.10	0.11
Net realized and unrealized gain (loss) on investments	0.47	1.56	5.48	(6.58)	2.11	6.73

Total from Investment Operations	0.55	1.65	5.69	(6.41)	2.21	6.84

Less Distributions:
From investment loss	—	(1.53)	(0.05)	(0.14)	(0.10)	(0.11)
From net realized gain on investments	—	(0.38)	—	(0.03)	(3.59)	(2.71)

Total Distributions to Shareholders	—	(1.91)	(0.05)	(0.17)	(3.69)	(2.82)

Net Asset Value, End of Period	$21.89	$21.34	$21.60	$15.96	$22.54	$24.02

Total Return(3)(4)	2.58%	7.26%	35.68%	(28.52)%	8.91%	34.48%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$16	$15	$14	$10	$15	$13
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	6.89%	8.66%	16.76%	18.63%	15.37%	17.16%
After waivers and reimbursements of expenses(5)	1.20%	1.20%	1.28%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	(4.93)%	(7.05)%	(14.40)%	(16.40)%	(13.57)%	(15.23)%
After waivers and reimbursements of expenses(5)	0.76%	0.41%	1.08%	0.82%	0.40%	0.52%
Portfolio turnover rate(4)	41.30%	57.34%	91.78%	71.87%	84.34%	87.78%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Focused Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Period Ended February 28, 2014(1)
Net Asset Value, Beginning of Period	$22.74	$21.62	$15.97	$22.56	$24.03	$20.00

Income from investment operations:
Net investment income	0.12 (2)	0.14 (2)	0.22 (2)	0.22	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.50	1.51	5.53	(6.59)	2.12	6.74

Total from Investment Operations	0.62	1.65	5.75	(6.37)	2.28	6.90

Less Distributions:
From investment loss	—	(0.15)	(0.10)	(0.19)	(0.16)	(0.16)
From net realized gain on investments	—	(0.38)	—	(0.03)	(3.59)	(2.71)

Total Distributions to Shareholders	—	(0.53)	(0.10)	(0.22)	(3.75)	(2.87)

Net Asset Value, End of Period	$23.36	$22.74	$21.62	$15.97	$22.56	$24.03

Total Return(3)(4)	2.77%	7.52%	36.03%	(28.37)%	9.21%	34.80%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$2,407	$2,350	$1,630	$253	$353	$323
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	6.49%	8.34%	16.51%	18.38%	15.12%	16.91%
After waivers and reimbursements of expenses(5)	0.95%	0.95%	1.03%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	(4.51)%	(6.75)%	(14.39)%	(16.15)%	(13.32)%	(14.98)%
After waivers and reimbursements of expenses(5)	1.03%	0.64%	1.09%	1.07%	0.65%	0.77%
Portfolio turnover rate(4)	41.30%	57.34%	91.78%	71.87%	84.34%	87.78%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Equity Income Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Period Ended February 28, 2014(1)
Net Asset Value, Beginning of Period	$20.34	$22.57	$16.62	$21.54	$22.19	$20.00

Income from investment operations:
Net investment income	0.30 (2)	0.38 (2)	0.60 (2)	0.45	0.48	0.36
Net realized and unrealized gain (loss) on investments	0.51	0.62	5.48	(4.92)	1.88	4.09

Total from Investment Operations	0.81	1.00	6.08	(4.47)	2.36	4.45

Less Distributions:
From investment loss	—	(2.83)	(0.13)	(0.45)	(0.45)	(0.37)
From net realized gain on investments	—	(0.40)	—	—	(2.56)	(1.89)

Total Distributions to Shareholders	—	(3.23)	(0.13)	(0.45)	(3.01)	(2.26)

Net Asset Value, End of Period	$21.15	$20.34	$22.57	$16.62	$21.54	$22.19

Total Return(3)(5)	3.98%	3.97%	36.59%	(20.87)%	10.90%	22.36%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$19	$18	$15	$11	$14	$12
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	5.10%	5.63%	13.12%	20.72%	17.14%	18.29%
After waivers and reimbursements of expenses(6)	1.20%	1.21%	1.21 (4)	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(1.04)%	(2.72)%	(8.98)%	(16.84)%	(13.82)%	(15.25)%
After waivers and reimbursements of expenses(6)	2.86%	1.70%	2.93%	2.64%	2.07%	1.80%
Portfolio turnover rate(5)	24.01%	55.82%	81.06%	66.54%	83.58%	73.96%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Effective October 31, 2016, the expense cap was reduced by 0.05%.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Equity Income Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Year Ended February 28, 2017		Year Ended February 29, 2016	Year Ended February 28, 2015	Period Ended February 28, 2014(1)
Net Asset Value, Beginning of Period	$22.76	$22.59	$16.63		$21.55	$22.19	$20.00

Income from investment operations:
Net investment income	0.36 (2)	0.45 (2)	0.63	(2)	0.50	0.54	0.42
Net realized and unrealized gain (loss) on investments	0.58	0.53	5.51		(4.93)	1.89	4.08

Total from Investment Operations	0.94	0.98	6.14		(4.43)	2.43	4.50

Less Distributions:
From investment loss	—	(0.41)	(0.18)		(0.49)	(0.51)	(0.42)
From net realized gain on investments	—	(0.40)	—		—	(2.56)	(1.89)

Total Distributions to Shareholders	—	(0.81)	(0.18)		(0.49)	(3.07)	(2.31)

Net Asset Value, End of Period	$23.70	$22.76	$22.59		$16.63	$21.55	$22.19

Total Return(3)(5)	4.13%	4.23%	36.93%		(20.67)%	11.21%	22.61%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$3,693	$3,547	$2,453		$260	$327	$294
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	4.66%	5.37%	12.87%		20.47%	16.89%	18.05%
After waivers and reimbursements of expenses(6)	0.95%	0.95%	0.96	%(4)	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(0.59)%	(2.47)%	(8.98)%		(16.59)%	(13.57)%	(15.00)%
After waivers and reimbursements of expenses(6)	3.12%	1.95%	2.93%		2.89%	2.32%	2.05%
Portfolio turnover rate(5)	24.01%	55.82%	81.06%		66.54%	83.58%	73.96%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Effective October 31, 2016, the expense cap was reduced by 0.05%.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

August 31, 2018 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objective and policies within the Trust. The investment objective of the Snow Capital Long/Short Opportunity Fund is long-term capital appreciation and protection of investment principal. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The investment objective of the Snow Capital Focused Value Fund is long-term growth of capital. The investment objective of the Snow Capital Equity Income Fund is long-term growth of capital and income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares, Class A, Class C and Institutional Class, for the Snow Capital Long/Short Opportunity and Snow Capital Small Cap Value Funds and two share classes, Class A and Institutional Class, for the Snow Capital Focused Value and Snow Capital Equity Income Funds. The classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Long/Short Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Each of the Snow Capital Equity Income Fund and the Snow Capital Focused Value Fund became effective and commenced operations on March 28, 2013. Costs incurred in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

Pursuant to a reorganization that took place after the close of business on October 28, 2016 (the “Reorganization”), the Snow Capital Focused Value Fund and Snow Capital Equity Income Fund are each the successor to the Snow Capital Focused Value Fund and Snow Capital Equity Income Fund, each a series of the 360 Funds (the “Predecessor Funds”), respectively. The Predecessor Funds and the Funds have the same investment objectives and substantially the same strategies and investment policies, respectively.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the security will be priced at fair value in accordance with the procedures approved by the Board of Trustees. Any discount or premium is accreted or amortized using the constant yield method over the life of the security. Constant yield amortization takes into account the income that is produced on a debt security. This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the six months ended August 31, 2018, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the six months ended August 31, 2018. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2018.

Snow Capital Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$38,986,663	$—	$—	$38,986,663

Total Equity	38,986,663	—	—	38,986,663
Money Market Funds	1,372,490	—	—	1,372,490

Total Investments in Securities	$40,359,153	$—	$—	$40,359,153

Snow Capital Long/Short Opportunity Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$140,730,332	$—	$—	$140,730,332
Real Estate Investment Trusts	2,716,229	—	—	2,716,229

Total Equity	143,446,561	—	—	143,446,561
Fixed Income
Corporate Bonds	—	1,747,199	—	1,747,199

Total Fixed Income	—	1,747,199	—	1,747,199
Purchased Options	51,612	—	—	51,612
Money Market Funds	28,428,135	—	—	28,428,135

Total Investments in Securities	$171,926,308	$1,747,199	$—	$173,673,507

Other Financial Instruments:
Securities Sold Short	$(29,974,575)	$—	$—	$(29,974,575)

Written Options	$(515,598)	$(269,968)	$—	$(785,566)

Total Liabilities	$(30,490,173)	$(269,968)	$—	$(30,760,141)

Snow Capital Focused Value Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$2,257,531	$—	$—	$2,257,531
Exchange-Traded Funds	80,316	—	—	80,316

Total Equity	2,337,847	—	—	2,337,847
Money Market Funds	79,503	—	—	79,503

Total Investments in Securities	$2,417,350	$—	$—	$2,417,350

Snow Capital Equity Income Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$2,993,615	$—	$—	$2,993,615
Master Limited Partnerships	213,034	—	—	213,034
Preferred Stock	235,893	—	—	235,893
Real Estate Investment Trusts	166,857	—	—	166,857

Total Equity	3,609,399	—	—	3,609,399
Fixed Income
Corporate Bonds	—	68,738	—	68,738

Total Fixed Income	—	68,738	—	68,738
Money Market Funds	25,126	—	—	25,126

Total Investments in Securities	$3,634,525	$68,738	$—	$3,703,263

The Snow Capital Small Cap Value, Focused Value and Equity Income Funds did not hold derivative instruments during the period presented.

The Snow Capital Long/Short Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Long/Short Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$51,612	Options written, at value	(785,566)

Total		$51,612		$(785,566)

The effect of derivative instruments on the Statement of Operations for the six months ended August 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$(16,198)	$1,796,309	$1,780,111

Total	$(16,198)	$1,796,309	$1,780,111

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts	$14,204	$591,621	$605,825

Total	$14,204	$591,621	$605,825

The average monthly notional amount outstanding for purchased and written options during the six months ended August 31, 2018 were 801,745 and (22,906,186), respectively.

The Fund is not subject to any Master Netting Arrangements, therefore the Fund did not offset any assets or liabilities.

(b)	Options

The Snow Capital Long/Short Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

(c)	Federal Income Taxes

Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to its shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Six Months Ended August 31, 2018	Year Ended February 28, 2018
Snow Capital Small Cap Value Fund	$—	$12
Snow Capital Long/Short Opportunity Fund	$—	$72
Snow Capital Focused Value Fund	$—	$—
Snow Capital Equity Income Fund	$—	$—

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2018	Year Ended February 28, 2017
Snow Capital Small Cap Value Fund
Ordinary Income	$—	$—
Long Term Capital Gain	$—	$—
Snow Capital Long/Short Opportunity Fund
Ordinary Income	$8,800,191	$378,007
Long Term Capital Gain	$—	$—
Snow Capital Focused Value Fund
Ordinary Income	$38,344	$5,726
Long Term Capital Gain	$12,526	$1
Snow Capital Equity Income Fund
Ordinary Income	$118,769	$19,254
Long Term Capital Gain	$—	$—

As of February 28, 2018, the components of accumulated earnings on a tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Equity Income Fund
Cost basis of investment for Federal income tax purposes	$37,518,038	$150,352,892	$2,239,464	$3,374,259

Gross tax unrealized appreciation	5,762,941	28,174,286	290,808	376,407
Gross tax unrealized depreciation	(3,302,652)	(8,541,251)	(151,911)	(178,032)

Net tax unrealized appreciation	2,460,289	19,633,035	138,897	198,375

Undistributed ordinary income	—	2,464,845	54,473	31,747
Undistributed long-term capital gain	—	—	25,835	81,051

Total distributable earnings	—	2,464,845	80,308	112,798

Other accumulated losses	(3,756,033)	(13,540,403)	—	(14,891)

Total accumulated earnings	$(1,295,744)	$8,557,477	$219,205	$296,282

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales. The cost basis of investment for Federal income tax purposes for Snow Capital Long/Short Opportunity Fund includes a reduction of $19,536,228 and $2,063,625 for short securities and written options, respectively.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Snow Capital Small Cap Value Fund	$271,671	$—	$(271,671)
Snow Capital Long/Short Opportunity Fund	$20,956	$(20,956)	$—
Snow Capital Focused Value Fund	$—	$—	$—
Snow Capital Equity Income Fund	$2,541	$(2,541)	$—

At February 28, 2018, the Snow Capital Small Cap Value Fund deferred, on a tax basis, late-year ordinary losses of $39,620.

At February 28, 2018, the following Funds had capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains. To the extent a Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 28, 2018.

	Short-term	Long-term
Snow Capital Small Cap Value Fund	$—	$3,716,413
Snow Capital Long/Short Opportunity Fund	$13,540,403	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2018. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2018. At February 28, 2018, fiscal years 2015 through 2018 for all Funds remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the following annual rates based on each Fund’s average daily net assets.

	Rate
Small Cap Value Fund	0.95	%(1)
Long/Short Opportunity Fund	0.80	%(1)
Focused Value Fund	0.70%
Equity Income Fund	0.70%

(1)	Effective October 1, 2017, the management fee was reduced by 0.20%.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through the expiration dates listed below, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Caps as follows:

	Expense Cap		Expiration Date
Small Cap Value Fund	1.25	%(1)	July 1, 2019
Long/Short Opportunity Fund	1.30	%(1)	July 1, 2019
Focused Value Fund	0.95%		October 28, 2019
Equity Income Fund	0.95%		October 28, 2019

(1)	Effective October 1, 2017, the expense cap was reduced by 0.20%.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Cap in place at the time of the waiver or reimbursement or (2) the Expense Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Small Cap Value Fund	Long/Short Opportunity Fund	Focused Value Fund	Equity Income Fund
February 29, 2019	$78,206	$—	$29,934	$30,953
February 28, 2020	$189,231	$—	$83,549	$83,508
February 28, 2021	$224,397	$—	$77,416	$75,573
August 31, 2021	$96,994	$—	$40,835	$38,555

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the six months ended August 31, 2018, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$19,084	N/A
Class C	$19,982	$6,660
Long/Short Opportunity Fund
Class A	$89,399	N/A
Class C	$73,963	$24,654
Focused Value Fund
Class A	$20	N/A
Equity Income Fund
Class A	$23	N/A

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fund Services also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian. Fees incurred for the six months ended August 31, 2018, and owed as of August 31, 2018, are as follows:

Administration and Accounting	Incurred	Owed
Small Cap Value Fund	$57,762	$10,378
Long/Short Opportunity Fund	$124,572	$37,105
Focused Value Fund	$31,743	$1,583
Equity Income Fund	$32,055	$2,247

Transfer Agency(1)	Incurred	Owed
Small Cap Value Fund	$30,504	$8,466
Long/Short Opportunity Fund	$47,080	$12,930
Focused Value Fund	$13,038	$1,156
Equity Income Fund	$12,881	$942

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations for the Small Cap Value and Long/Short Opportunity Funds.

Custody	Incurred	Owed
Small Cap Value Fund	$3,383	$1,259
Long/Short Opportunity Fund	$9,645	$2,835
Focused Value Fund	$3,025	$1,129
Equity Income Fund	$3,243	$611

The Small Cap Value and Long/Short Opportunity Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of Fund Services and US Bank.

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer (“CCO”) is also an employee of Fund Services. Each Fund’s allocation of the Trust’s CCO fee incurred for the six months ended August 31, 2018, and owed as of August 31, 2018, are as follows:

CCO	Incurred	Owed
Small Cap Value Fund	$3,581	$908
Long/Short Opportunity Fund	$3,581	$910
Focused Value Fund	$1,278	$338
Equity Income Fund	$1,278	$339

Fund Services waived a portion of administration, transfer agent and CCO fees for the period March 1, 2018 through August 31, 2018.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Value Fund – Class A Shares	Six Months Ended August 31, 2018	Year Ended February 28, 2018
Shares sold	2,071	15,195
Shares reinvested	—	—
Shares redeemed	(55,176)	(230,765)

Net decrease	(53,105)	(215,570)

Snow Capital Small Cap Value Fund – Class C Shares	Six Months Ended August 31, 2018	Year Ended February 28, 2018
Shares sold	214	9,362
Shares reinvested	—	—
Shares redeemed	(14,847)	(126,729)

Net decrease	(14,633)	(117,367)

Snow Capital Small Cap Value Fund – Institutional Class Shares	Six Months Ended August 31, 2018	Year Ended February 28, 2018
Shares sold	34,823	132,426
Shares reinvested	—	—
Shares redeemed	(68,770)	(455,580)

Net decrease	(33,947)	(323,154)

Snow Capital Long/Short Opportunity Fund Class A Shares	Six Months Ended August 31, 2018	Year Ended February 28, 2018
Shares sold	4,338	206,502
Shares reinvested	—	23,891
Shares redeemed	(136,367)	(564,649)

Net decrease	(132,029)	(334,256)

Snow Capital Long/Short Opportunity Fund Class C Shares	Year Ended August 31, 2018	Year Ended February 28, 2018
Shares sold	3,801	10,948
Shares reinvested	—	24,724
Shares redeemed	(97,869)	(358,492)

Net decrease	(94,068)	(322,820)

Snow Capital Long/Short Opportunity Fund Institutional Class Shares	Year Ended August 31, 2018	Year Ended February 28, 2018
Shares sold	46,133	498,640
Shares reinvested	—	93,348
Shares redeemed	(554,183)	(1,096,463)

Net decrease	(508,050)	(504,475)

Snow Capital Focused Value Fund – Class A Shares	Six Months Ended August 31, 2018	Year Ended February 28, 2018
Shares sold	—	—
Shares reinvested	—	56
Shares redeemed	—	—

Net increase	—	56

Snow Capital Focused Value Fund – Institutional Class Shares	Six Months Ended August 31, 2018	Year Ended February 28, 2018
Shares sold	11,367	27,191
Shares reinvested	—	1,976
Shares redeemed	(11,661)	(1,236)

Net increase/decrease	(294)	27,931

Snow Capital Equity Income Fund Class A Shares	Six Months Ended August 31, 2018	Year Ended February 28, 2018
Shares sold	1	157
Shares reinvested	—	100
Shares redeemed	(8)	—

Net increase/decrease	(7)	257

Snow Capital Equity Income Fund Institutional Class Shares	Six Months Ended August 31, 2018	Year Ended February 28, 2018
Shares sold	2,648	42,401
Shares reinvested	—	4,962
Shares redeemed	(2,656)	(143)

Net increase/decrease	(8)	47,220

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended August 31, 2018 are summarized below.

	Snow Capital Small Cap Value Fund	Snow Capital Long/Short Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Equity Income Fund
Purchases:
U.S. Government	$—	$—	$—	$—
Other	$9,116,243	$23,264,001	$994,200	$1,054,108
Sales:
U.S. Government	$—	$—	$—	$—
Other	$13,116,526	$56,976,767	$1,059,364	$848,705

(9)	Line of Credit

At August 31, 2018, the Small Cap Value Fund and the Long/Short Opportunity Fund each had a line of credit with a maximum amount of borrowing for the lesser of $7,000,000 and $25,000,000, respectively, or 33% of unencumbered assets maturing August 9, 2019. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with US Bank, the Funds’ custodian. Interest was accrued at the prime rate at the time of the loan (4.75%). There were no loans outstanding at period end. The following table provides information regarding the usage of the line of credit during the six months ended August 31, 2018.

	Days Utilized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Small Cap Value Fund	15	$100,400	$198.71	$202,000	4/30/2018

*	Interest expense is reported on the Statement of Operations.

(10)	Regulatory Update

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

(11)	Subsequent Events

On October 5, 2018 the Board of Trustees approved the Plan of Liquidation for the Focused Value Fund and Equity Income Fund and the Funds will liquidate after the close of business on October 26, 2018.

Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 20, 2018 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Snow Capital Small Cap Value Fund (the “Small Cap Value Fund”), the Snow Capital Long/Short Opportunity Fund (the “Long/Short Opportunity Fund”), the Snow Capital Focused Value Fund (the “Focused Value Fund”), and the Snow Capital Equity Income Fund (the “Equity Income Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Snow Capital Management L.P., the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 25, 2018 (the “June 25, 2018 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and total annual fund operating expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2019.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Anne S. Wickland, who serves as portfolio manager for each of the Funds, Richard A. Snow and Jessica W. Bemer, who each serve as portfolio manager for the Long/Short Opportunity Fund and the Focused Value Fund, Joshua R. Schachter, who serves as portfolio manager for the Small Cap Value Fund and the Focused Value Fund, Simon Rosenberg and Joseph Artuso, who each serve as portfolio manager for the Focused Value Fund and the Equity Income Fund, and Joe Famoso, who serves as portfolio manager for the Focused Value Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Long/Short Opportunity Fund’s Institutional Class shares for the year-to-date, one-year, three-year, five-year and ten-year periods ended April 30, 2018. The Trustees also discussed the performance of the Institutional Class shares of the Small Cap Value Fund, the Focused Value Fund, and the Equity Income Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2018. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to benchmark indices (the S&P 500 Index for the Long/Short Opportunity Fund, the

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

Russell 2000 Value Index for the Small Cap Value Fund, and the Russell 1000 Value Index for both of the Focused Value Fund and the Equity Income Fund), and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end mid-cap value funds for the Long/Short Opportunity Fund, a peer group of U.S. open-end small value funds for the Small Cap Value Fund, a peer group of U.S. open-end large value funds for the Focused Value Fund and a peer group of U.S. open-end allocation 85%+ equity funds for the Equity Income Fund) as well as a peer group of funds in Morningstar’s U.S. open-end long-short equity funds category for the Long/Short Opportunity Fund as constructed by data presented by Morningstar Direct (each a “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of other separately-managed accounts that were similar to the Small Cap Value Fund, the Focused Value Fund and the Equity Income Fund in terms of investment strategies. The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Long/Short Opportunity Fund.

The Trustees noted the Long/Short Opportunity Fund’s performance for its Institutional Class shares for each of the year-to-date, one-year, three-year, five-year and ten-year periods ended April 30, 2018 was below the Morningstar Peer Group median for mid-cap value funds. The Trustees also reviewed the Long/Short Opportunity Fund’s performance against the Morningstar Peer Group for long-short equity funds and noted that the Long/Short Opportunity Fund’s performance for its Institutional Class shares for the one-year, five-year and ten-year periods ended April 30, 2018 was above the peer group median for long-short equity funds. The Trustees also noted that the Long/Short Opportunity Fund’s performance for its Institutional Class shares for each of the year-to-date and three-year periods ended April 30, 2018 was below the Morningstar Peer Group median for long-short equity funds. The Trustees further noted for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2018, the Long/Short Opportunity Fund underperformed the S&P 500 Index.

The Trustees noted that the performance of the Small Cap Value Fund for its Institutional Class shares for the year-to-date and one-year periods ended April 30, 2018 was above the Morningstar Peer Group median. The Trustees then noted that the performance of the Small Cap Value Fund for its Institutional Class shares for the three-year and five-year periods ended April 30, 2018 was below the Morningstar Peer Group median. The Trustees also noted that for the one-year period ended March 31, 2018, the Small Cap Value Fund outperformed the Russell 2000 Value Index, but that for the three-year, five-year and since inception periods ended March 31, 2018, the

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

Small Cap Value Fund underperformed the Russell 2000 Value Index. The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

The Trustees noted that the performance of the Focused Value Fund for its Institutional Class shares for each of the year-to-date, one-year, three-year and five-year periods ended April 30, 2018 was below the Morningstar Peer Group median. The Trustees also noted that for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2018, the Focused Value Fund underperformed the Russell 1000 Value Index. The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

The Trustees noted that the performance of the Equity Income Fund for its Institutional Class shares for each of the year-to-date, one-year, three-year and five-year periods ended April 30, 2018 was below the Morningstar Peer Group median. The Trustees also noted that for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2018, the Equity Income Fund underperformed the Russell 1000 Value Index. The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders could benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts and a private investment vehicle, as well as the fee waivers and expense reimbursements of the Adviser.

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized each Fund’s operations following the Fund’s inception and had fully recouped those subsidies with respect to the Long/Short Opportunity Fund, but had not recouped the subsidies for the Small Cap Value Fund, the Focused Value Fund and the Equity Income Fund. The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 25, 2018 meeting and the August 20, 2018 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Long/Short Opportunity Fund’s contractual management fee of 0.80% was above the Morningstar Peer Group average of 0.79% for mid-cap value funds, but below the Morningstar Peer Group average of 1.12% for long-short equity funds. The Trustees noted that the Long/Short Opportunity Fund was operating below its expense cap of 1.30% for Institutional Class shares. The Trustees observed that the Long/Short Opportunity Fund’s total expense ratio (excluding Rule 12b-1 fees) of 1.13% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.03% for mid-cap value funds, but below the Morningstar Peer Group average for long-short equity funds (which excludes Rule 12b-1 fees) of 1.42%.

The Trustees noted that the Small Cap Value Fund’s contractual management fee of 0.95% was above the Morningstar Peer Group average of 0.87%. The Trustees observed that the Small Cap Value Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.25% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.12%. The Trustees also compared the fees paid by the Small Cap Value Fund to the fees paid by separately managed accounts that were similar to the Fund in terms of their underlying investment strategies.

The Trustees noted that the Focused Value Fund’s contractual management fee of 0.70% was above the Morningstar Peer Group average of 0.64%. The Trustees observed that the Focused Value Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 0.95% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.88%. The Trustees also compared the fees paid by the Focused Value Fund to the fees paid by separately managed accounts that were similar to the Fund in terms of their underlying investment strategies.

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

The Trustees noted that the Equity Income Fund’s contractual management fee of 0.70% was above the Morningstar Peer Group average of 0.59%. The Trustees observed that the Equity Income Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 0.95% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.68%. The Trustees also compared the fees paid by the Equity Income Fund to the fees paid by separately managed accounts that were similar to the Fund in terms of their underlying investment strategies.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Long/Short Opportunity Fund had not been, and currently was not, excessive and that, after accounting for marketing and distribution related expenses, none of the other Funds were profitable to the Adviser but the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared the Funds’ expenses relative to their respective peer groups and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Funds’ management fee and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that while the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, the Adviser had reduced its management fee for the Long/Short Opportunity Fund and the Small Cap Value Fund during the past year. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds. The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Agreement for an additional term ending August 31, 2019 as being in the best interests of each Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 28, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	42.55%
Focused Value Fund	37.60%
Equity Income Fund	62.87%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2018 was as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	34.27%
Focused Value Fund	24.73%
Equity Income Fund	54.44%

For the year ended February 28, 2018, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	0.00%
Long/Short Opportunity Fund	0.00%
Focused Value Fund	61.34%
Equity Income Fund	48.59%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect, the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	30	Professor, Department of Accounting, Marquette University (2004-present); Chair, Department of Accounting, Marquette University (2004-2017).	Trustee, Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	30	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	30	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	30	President (2017-present); Chief Operating Officer (2016-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2017).	Trustee, USA MUTUALS (an open-end investment company) (2001-2018); Trustee, Buffalo Funds (an open-end investment company) (2003-2017).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Heartland Advisors, Inc.	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2012-present).	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present);	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Laura Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

*

Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877 766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877 SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 3, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel

                           John Buckel, President

Date: 10/31/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel

                         John Buckel, President

Date: 10/31/2018

By (Signature and Title)* /s/ Jennifer Lima

                         Jennifer Lima, Treasurer

Date: 10/31/2018

* Print the name and title of each signing officer under his or her signature.